EXHIBIT 5

                                                                  EXECUTION COPY

                                        CONFIDENTIAL MATERIALS OMITTED AND FILED
                                     SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                     COMMISSION. ASTERISKS DENOTE SUCH OMISSION.





================================================================================

                              OUTSOURCING AGREEMENT

                          dated as of October 10, 2005

                                      among

                                 NOVATION, LLC,

                                    VHA INC.,

                       UNIVERSITY HEALTHSYSTEM CONSORTIUM,

               HEALTHCARE PURCHASING PARTNERS INTERNATIONAL, LLC,

                                       and

                         GLOBAL HEALTHCARE EXCHANGE, LLC


================================================================================







                                TABLE OF CONTENTS


                                                                                                              PAGE





 1.      DEFINITIONS.............................................................................................2

2.       SERVICE PROVIDER OBLIGATIONS............................................................................9
         2.1      Migration......................................................................................9
                  ---------
                  2.1.1    Migration Plan........................................................................9
                           --------------
                  2.1.2    Assumptions and Further Development..................................................10
                           -----------------------------------
                  2.1.3    Migration Services...................................................................10
                           ------------------
         2.2      Services......................................................................................10
                  --------
                  2.2.1    Pre-Migration Services...............................................................11
                           ----------------------
                  2.2.2    Post-Migration Services..............................................................11
                           -----------------------
                  2.2.3    [*****] [*****] [*****]..............................................................11
                           -----------------------
         2.3      Service Levels; Root-Cause Analysis...........................................................12
                  -----------------------------------
                  2.3.1    Service Levels.......................................................................12
                           --------------
                  2.3.2    Root-Cause Analysis..................................................................12
                           -------------------
         2.4      [*****].......................................................................................13
                  -------
         2.5      Service Provider's Interaction with Members; Pre-Existing Data and Service Arrangements.......13
                  ---------------------------------------------------------------------------------------
                  2.5.1    Member-Facing Plan...................................................................13
                           ------------------
                  2.5.2    Members Using Service Provider prior to the Effective Date...........................13
                           ----------------------------------------------------------
                  2.5.3    Maintenance of [*****]...............................................................14
                           ----------------------
                  2.5.4    Participation of Additional and Renewal Members......................................14
                           -----------------------------------------------
         2.6      Data From Suppliers...........................................................................15
                  -------------------
                  2.6.1    [*****]..............................................................................15
                           -------
                  2.6.2    Product Data.........................................................................16
                           ------------
                  2.6.3    [*****]..............................................................................16
                           -------
         2.7      Knowledge Sharing.............................................................................16
                  -----------------
         2.8      Communications with Novation and Alliances....................................................16
                  ------------------------------------------
                  2.8.1    Notice of Materially Adverse Facts...................................................16
                           ----------------------------------
                  2.8.2    Reports..............................................................................16
                           -------
                  2.8.3    Regular Meetings.....................................................................17
                           ----------------
         2.9      Goals and Incentives..........................................................................17
                  --------------------

3.       THE GHX EXCHANGE.......................................................................................17
         3.1      Maintenance as Leading Provider...............................................................17
                  -------------------------------
         3.2      User Registration.............................................................................18
                  -----------------
                  3.2.1    NPS..................................................................................18
                           ---
                  3.2.2    GHX Exchange.........................................................................18
                           ------------
                  3.2.3    Novation Marketplace.................................................................19
                           --------------------
         3.3      Notice of Novation Contracts..................................................................19
                  ----------------------------
         3.4      Provision of Product Information..............................................................20
                  --------------------------------
                  3.4.1    Provision of Non-Novation Contract Product Information...............................20
                           ------------------------------------------------------
                  3.4.2    Provision of Novation Contract Product and [*****]...................................20
                           --------------------------------------------------
         3.5      Removal of Materials and Products from NPS....................................................20
                  ------------------------------------------

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                               TABLE OF CONTENST
                                  (continued)

                                                                                                              PAGE

                  3.5.1    Removal of Materials.................................................................20
                           --------------------
                  3.5.2    Removal of Products..................................................................20
                           -------------------
         3.6      Other GPOs....................................................................................20
                  ----------
         3.7      Reasonable Assistance.........................................................................21
                  ---------------------

4.       NOVATION PROPRIETARY SERVICES AND CHANGES IN SERVICES..................................................21
         4.1      Novation Proprietary Services.................................................................21
                  -----------------------------
         4.2      Change Control for Novation Proprietary Services..............................................21
                  ------------------------------------------------
                  4.2.1    Change Control Procedure.............................................................21
                           ------------------------
                  4.2.2    Adjustment in [*****]................................................................22
                           ---------------------
                  4.2.3    Emergency Changes....................................................................22
                           -----------------

5.       SERVICE PROVIDER EXCLUSIVITY...........................................................................22
         5.1      Exclusivity...................................................................................22
                  -----------
         5.2      Marketing Other Services To Members...........................................................22
                  -----------------------------------

6.       LICENSES...............................................................................................22
         6.1      Marks.........................................................................................22
                  -----
         6.2      Service Provider Materials....................................................................23
                  --------------------------
         6.3      Novation Materials............................................................................23
                  ------------------
         6.4      Licenses; Source Code Escrow; Proprietary Rights..............................................23
                  ------------------------------------------------
                  6.4.1    Access License.......................................................................23
                           --------------
                  6.4.2    License to Service Provider..........................................................24
                           ---------------------------
                  6.4.3    Grant of Source Code License.........................................................24
                           ----------------------------
                  6.4.4    Third Party Technology...............................................................26
                           ----------------------
                  6.4.5    Source Code Escrow...................................................................26
                           ------------------
                  6.4.6    Proprietary Rights; Restrictions.....................................................28
                           --------------------------------

7.       FEES AND TAXES.........................................................................................28
         7.1      Fees..........................................................................................28
                  ----
         7.2      Taxes.........................................................................................29
                  -----
         7.3      Other Expenses................................................................................29
                  --------------
         7.4      Payment Terms.................................................................................29
                  -------------
                  7.4.1    Invoices.............................................................................29
                           --------
                  7.4.2    Payments.............................................................................29
                           --------
                  7.4.3    Credits..............................................................................29
                           -------
         7.5      Member-Based Pricing..........................................................................29
                  --------------------
                  7.5.1    Conversion to Member-Based Pricing...................................................29
                           ----------------------------------
                  7.5.2    [*****] Member-Based Pricing.........................................................30
                           ----------------------------

8.       TERM AND TERMINATION...................................................................................30
         8.1      Initial Term..................................................................................30
                  ------------
         8.2      Renewal and Extension of Term.................................................................30
                  -----------------------------

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                               TABLE OF CONTENST
                                  (continued)

                                                                                                              PAGE


         8.3      Termination for Cause or Dissolution..........................................................30
                  ------------------------------------
                  8.3.1    For Cause............................................................................30
                           ---------
                  8.3.2    [*****] [*****]......................................................................31
                           ---------------
                  8.3.3    Termination of Merger Agreement......................................................31
                           -------------------------------
         8.4      Termination for Insolvency Events.............................................................31
                  ---------------------------------
                  8.4.1    Service Provider Insolvency Event....................................................31
                           ---------------------------------
                  8.4.2    Novation Insolvency Event............................................................32
                           -------------------------
                  8.4.3    [*****] [*****] [*****] [*****]......................................................32
                           -------------------------------
         8.5      Termination Upon Service Provider Change of Control...........................................33
                  ---------------------------------------------------
         8.6      Return of Materials...........................................................................33
                  -------------------
         8.7      Survival......................................................................................34
                  --------
         8.8      Termination Assistance Services...............................................................34
                  -------------------------------
         8.9      Equitable Remedies............................................................................34
                  ------------------

9.       DATA RIGHTS;  INTELLECTUAL PROPERTY....................................................................34
         9.1      Data Rights...................................................................................34
                  -----------
                  9.1.1    Member Data..........................................................................34
                           -----------
                  9.1.2    Transaction Data.....................................................................35
                           ----------------
                  9.1.3    Aggregated GHX Data..................................................................35
                           -------------------
                  9.1.4    Aggregated Alliance Member Data......................................................36
                           -------------------------------
                  9.1.5    Product Data.........................................................................36
                           ------------
         9.2      Analytic Data.................................................................................36
                  -------------
         9.3      No Other Licenses or Use......................................................................36
                  ------------------------
         9.4      Ownership by Third Parties....................................................................36
                  --------------------------
         9.5      Intellectual Property.........................................................................37
                  ---------------------
                  9.5.1    Deliverables.........................................................................37
                           ------------
                  9.5.2    Proprietary Rights; Restrictions.....................................................37
                           --------------------------------

10.      SAFEGUARDING OF DATA; CONFIDENTIALITY..................................................................38
         10.1     Confidentiality...............................................................................38
                  ---------------
                  10.1.1   Confidential Information.............................................................38
                           ------------------------
                  10.1.2   Confidentiality Obligations..........................................................38
                           ---------------------------
                  10.1.3   Exclusions...........................................................................38
                           ----------
                  10.1.4   No License...........................................................................39
                           ----------
                  10.1.5   Loss of Confidential Information.....................................................39
                           --------------------------------
         10.2     Safeguarding of Data..........................................................................39
                  --------------------
         10.3     Business Associate Provisions.................................................................39
                  -----------------------------

11.      REPRESENTATIONS, WARRANTIES AND COVENANTS..............................................................40
         11.1     Representations by Service Provider...........................................................40
                  -----------------------------------
                  11.1.1   Due Organization.....................................................................40
                           ----------------
                  11.1.2   Authority; Non-Contravention.........................................................40
                           ----------------------------
                  11.1.3   Performance..........................................................................41

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                               TABLE OF CONTENST
                                  (continued)

                                                                                                              PAGE


                           -----------
                  11.1.4   Extension of Other Agreements........................................................41
                           -----------------------------
                  11.1.5   Source Code Escrow...................................................................41
                           ------------------
                  11.1.6   Agreements...........................................................................41
                           ----------
         11.2     Representations by Novation, VHA, UHC and HPPI................................................42
                  ----------------------------------------------
                  11.2.1   Due Organization.....................................................................42
                           ----------------
                  11.2.2   Authority; Non-Contravention.........................................................42
                           ----------------------------
         11.3     Compliance with Laws and Regulations; Other Covenants.........................................43
                  -----------------------------------------------------
                  11.3.1   Compliance with Laws.................................................................43
                           --------------------
                  11.3.2   HHS and Comptroller General..........................................................43
                           ---------------------------
                  11.3.3   No Exclusion or Debarment............................................................44
                           -------------------------
                  11.3.4   No Exchange of Competitively Sensitive Information...................................44
                           --------------------------------------------------
         11.4     Warranty Disclaimer...........................................................................44
                  -------------------

12.      USE OF SUBCONTRACTORS; RIGHTS TO REQUEST REPLACEMENT...................................................45
         12.1     Generally.....................................................................................45
                  ---------
         12.2     Right to Request Replacement..................................................................45
                  ----------------------------
         12.3     Continuing Responsibility.....................................................................45
                  -------------------------
         12.4     Confidential Information......................................................................45
                  ------------------------

13.      INSURANCE..............................................................................................45
         13.1     Insurance.....................................................................................45
                  ---------
         13.2     Proof of Insurance............................................................................45
                  ------------------

14.      INDEMNITY..............................................................................................46
         14.1     Service Provider Indemnity....................................................................46
                  --------------------------
         14.2     Novation Indemnity............................................................................46
                  ------------------
         14.3     Infringement Claims...........................................................................47
                  -------------------
                  14.3.1   Indemnity............................................................................47
                           ---------
                  14.3.2   Indemnity Exclusions.................................................................47
                           --------------------
                  14.3.3   Injunction or Prohibition............................................................48
                           -------------------------
         14.4     Indemnity Procedures..........................................................................48
                  --------------------
         14.5     Exclusive Remedy..............................................................................48
                  ----------------

15.      LIMITATION OF LIABILITY................................................................................48

16.      AUDIT RIGHTS...........................................................................................49
         16.1     General.......................................................................................49
                  -------
         16.2     Frequency of Audits...........................................................................49
                  -------------------
         16.3     Auditors......................................................................................49
                  --------
         16.4     Record Retention..............................................................................50
                  ----------------
         16.5     Cooperation...................................................................................50
                  -----------
         16.6     Overcharges and Undercharges..................................................................50
                  ----------------------------
         16.7     Audit Reports.................................................................................50
                  -------------



                               TABLE OF CONTENST
                                  (continued)

                                                                                                              PAGE

17.      DISPUTE RESOLUTION.....................................................................................50

18.      GENERAL PROVISIONS.....................................................................................50
         18.1     No Waiver.....................................................................................50
                  ---------
         18.2     Entire Agreement..............................................................................50
                  ----------------
         18.3     Publicity.....................................................................................51
                  ---------
         18.4     Assignment; Successors and Assigns............................................................51
                  ----------------------------------
         18.5     Governing Law.................................................................................51
                  -------------
         18.6     Notices.......................................................................................51
                  -------
         18.7     No Agency.....................................................................................52
                  ---------
         18.8     Force Majeure.................................................................................52
                  -------------
                  18.8.1   Performance Excused..................................................................52
                           -------------------
                  18.8.2   Period of Excused Performance........................................................53
                           -----------------------------
                  18.8.3   Critical Functions...................................................................53
                           ------------------
         18.9     Severability..................................................................................53
                  ------------
         18.10    Counterparts..................................................................................53
                  ------------
         18.11    Headings......................................................................................53
                  --------
         18.12    Section 365(n) Matters........................................................................53
                  ----------------------
         18.13    Additional Members............................................................................54
                  ------------------
         18.14    Termination of Neoforma Outsourcing Agreement.................................................54
                  ---------------------------------------------

19.      [*****] OF [*****].....................................................................................54
         19.1     [*****] and [*****] [*****]...................................................................54
                  ---------------------------
         19.2     [*****] and [*****] [*****]...................................................................54
                  ---------------------------
         19.3     [*****] of [*****]............................................................................55
                  ------------------




                               TABLE OF CONTENST
                                  (continued)

                                                                                                              PAGE



         EXHIBIT A:        MIGRATION PLAN

         EXHIBIT B:        SCOPE OF SERVICES

         EXHIBIT C:        SERVICE LEVELS, METRICS AND PERFORMANCE CREDITS

         EXHIBIT D:        MEMBER-FACING PLAN

         EXHIBIT E:        FORM OF MEMBER AGREEMENT

         EXHIBIT F:        REPORTS AND METRICS

         EXHIBIT G:        REGISTRATION AND PASSWORD ISSUANCE AND PROTECTION PROCEDURES

         EXHIBIT H:        Intentionally Omitted.

         EXHIBIT I:        NOVATION'S TRADEMARK USAGE GUIDELINES

         EXHIBIT J:        SERVICE PROVIDER'S TRADEMARK USAGE GUIDELINES

         EXHIBIT K:        VHA'S, UHC'S AND HPPI'S TRADEMARK USAGE GUIDELINES

         EXHIBIT L:        Intentionally Omitted

         EXHIBIT M:        CERTAIN AGREEMENTS

         EXHIBIT N:        EXTENSION OF CERTAIN AGREEMENTS

         EXHIBIT O:        SERVICE PROVIDER GUIDING PRINCIPLES

         EXHIBIT P:        LETTER AGREEMENT




                              OUTSOURCING AGREEMENT

         This Outsourcing Agreement ("AGREEMENT") executed as of October 10, 2005 and effective as of the "EFFECTIVE TIME" as defined below, by and among Global Healthcare Exchange, LLC, a limited liability company organized under the laws of Delaware with offices at 11000 Westmoor Circle, Suite 400, Westminster, CO 80021 ("SERVICE PROVIDER"), Novation, LLC, a Delaware limited liability company with offices at 125 East John Carpenter Freeway, Irving, Texas 75062 ("NOVATION"), Healthcare Purchasing Partners International, LLC, a Delaware limited liability company with offices at 125 East John Carpenter Freeway, Irving, Texas 75062 ("HPPI"), VHA Inc., a Delaware corporation with offices at 220 East Las Colinas Boulevard, Irving, Texas 75039-5500 ("VHA"), and University HealthSystem Consortium, an Illinois corporation with offices at 2001 Spring Road, Suite 700, Oak Brook, Illinois 60523 ("UHC"). Capitalized terms not otherwise defined herein shall have the respective meanings set forth in Section 1 below.

                                    RECITALS

         WHEREAS, Service Provider is a provider of Internet e-commerce services to the healthcare industry facilitating the sale, rental, lease and license of new and used equipment, products, supplies, services, information and other content, by allowing electronic orders to be placed and received for the foregoing and by providing online information and analytic capabilities regarding the foregoing;

         WHEREAS, VHA and UHC are organizations whose Members are hospitals and healthcare providers, and which view e-commerce services as an essential part of their cooperative purchasing programs on behalf of their Members and desire to cause such services to be available to their Members through this Agreement;

         WHEREAS, VHA and UHC together own all the ownership interests in Novation and HPPI;

         WHEREAS, Novation is a contracting agent that also develops and delivers supply chain management agreements, programs and services on behalf of VHA and UHC and their Members;

         WHEREAS, HPPI is a GPO that serves healthcare organizations that are not members of VHA and UHC and other GPOs and which develops and delivers supply-chain management programs and services to such healthcare organizations;

         WHEREAS, the Parties desire to establish a relationship to enable the Parties to achieve increased efficiency and cost savings through Internet-based technology and pursuant to which Service Provider will provide the GHX Exchange, the Novation Proprietary Services and other Services for the benefit of the Members of VHA and UHC and the associated healthcare organizations of HPPI;

         WHEREAS, Novation, VHA, UHC and HPPI are parties to the Neoforma Outsourcing Agreement and desire to transition the services provided thereunder to Service Provider in accordance with this Agreement; and

         WHEREAS, certain of the Parties have entered into the Merger Agreement pursuant to which Neoforma will become a wholly-owned subsidiary of Service Provider.

         NOW, THEREFORE, for good and valuable consideration, the Parties agree as follows:

1.       DEFINITIONS

         As used in this Agreement, the following terms shall have the respective meanings set forth below. Other capitalized terms shall have the meanings set forth elsewhere in this Agreement.

         "ACTIVATION EVENT" has the meaning set forth in Section 6.4.3(d).

         "AFFILIATE(S)" means, with respect to a specified Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by or is under common Control with such specified Person. Service Provider, on the one hand, and Novation, VHA, HPPI and/or UHC, on the other hand, shall not be Affiliates of each other.

         "AGGREGATED ALLIANCE MEMBER DATA" means a compilation prepared by or on behalf of any Alliance consisting of Member Data with respect to any two or more Members of the Alliance in question.

         "AGGREGATED GHX DATA" means a compilation prepared by Service Provider of Transaction Data of Members and of non-Members (i.e., other customers of Service Provider) concerning which Service Provider has taken commercially reasonable precautions to ensure that no individual, particular transaction or entity (including, without limitation, a Member or a GPO) can be identified.

         "AGREEMENT" has the meaning set forth in the Preamble.

         "ALLIANCE" means UHC, VHA or HPPI, as applicable.

         "ALLSOURCE(R) CATALOG" means the Product Data of multiple Suppliers, organized according to the Classification Scheme.

         "ANALYTIC DATA" means all or any portion of the information and data created or generated from the analysis of Member Data and/or [*****] in accordance with the terms hereof.

         "ANALYTICS" means the software or other functionality that enables a User to review, analyze and/or report on Member Data and [*****].

         "CHANGE" has the meaning set forth in Section 4.2.1.

         "CHANGE REQUEST" has the meaning set forth in Section 4.2.1.

--------------------
  CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

         "CHARGES" has the meaning set forth in Section 7.4.1.

         "CLASSIFICATION SCHEME" means Service Provider's proprietary classification scheme for Product Data made available through the GHX Exchange.

         "CLIENT SOFTWARE" means the software licensed by Service Provider to the Participating Members, including any manuals and other available documentation therefor, and including any Updates thereto, but not including any Third Party Technology.

         "COMPETITOR" means any Person that, at the time of determination, would reasonably be considered to be a competitor of Novation, VHA, UHC or HPPI.

          "CONFIDENTIAL INFORMATION" has the meaning set forth in Section
10.1.1.

          "CONTENT" means any text, graphics, logos, button icons, images, audio clips, HTML code, java programs and other material used or displayed as part of or in connection with the GHX Exchange, the Novation Marketplace or NPS, other than Product Data.

         "[*****]" or "[*****]" means [*****]  on [*****] use of the [*****] and
[*****], as more particularly described in [*****].

         "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and operating policies of the entity in respect of which the determination is being made, through the ownership of voting securities, contract, voting trust or otherwise.

         "CURRENT VERSION" has the meaning set forth in Section 6.4.5(a).

          "DELIVERABLES" has the meaning set forth in Section 4.1.

         "EFFECTIVE DATE" means the date on which the Effective Time occurs.

         "EFFECTIVE TIME" has the meaning set forth in the Merger Agreement.

         "ESCROW AGENT" has the meaning set forth in Section 6.4.5(a).

         "GHX EXCHANGE" means Service Provider's e-commerce system and marketplace for enabling e-commerce transactions and transmitting procurement communications between buyers and Suppliers in the health care industry, all as further described in EXHIBIT B ("SCOPE OF SERVICES"). GHX Exchange includes both GHX Exchange Standard and GHX Exchange Plus.

         "GHX EXCHANGE SOFTWARE" means the software necessary to provide the GHX Exchange, including any manuals and other available documentation therefor, and including any Updates thereto, but not including any Third Party Technology.

--------------------
  CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

         "GHX EXCHANGE PLUS" or "GHXE PLUS" means the services designated as such in the Scope of Services, which shall be provided only if and to the extent that any Participating Member elects to receive such services for an additional fee.

         "GHX EXCHANGE STANDARD" or "GHXE STANDARD" means all of the GHX Exchange other than GHX Exchange Plus.

         "GHX FORMATION AGREEMENT" means that certain Third Amended and Restated Formation Agreement among Service Provider and its members, dated as of December 30, 2002, as the same may be amended, modified or supplemented from time to time.

         "GHX LLC AGREEMENT" means that certain Fifth Amended and Restated Limited Liability Company Agreement among Service Provider and its members, dated as of December 30, 2002, as the same may be amended, modified or supplemented from time to time.

         "GPO(S)" means any entity in the United States that meets the definition of a "Group Purchasing Organization" as set forth in 42 CFR Section 1001.952(j), and any entity outside the United States performing a similar function.

         "HPPI" has the meaning set forth in the Preamble.

         "HPPI MEMBER(S)" means, at any date, those organizations acting as purchasers, renters or lessees in their respective markets that are associates of HPPI and to which HPPI provides procurement-related services, cost management programs and other services.

         "INFRINGEMENT CLAIM" has the meaning set forth in Section 14.3.1.

         "INITIAL TERM" has the meaning set forth in Section 8.1.

         "INSOLVENCY EVENT" has the meaning set forth in Section 8.4.

         "[*****]" has the meaning set forth in Section 8.4.

         "INTELLECTUAL PROPERTY" has the meaning set forth in Section 9.5.2.

         "INTELLECTUAL PROPERTY RIGHTS" collectively means any and all rights in Intellectual Property, including without limitation, copyrights, patents, patent registration rights, business processes, data rights, mask works, Marks, trade secrets, and know-how rights arising or enforceable under any U.S. law, foreign law, or international treaty regime.

         "INTERNET" means the public, global network of computer networks and individual computers constantly connected using standardized communications protocols, specifically TCP/IP or any successor protocol thereof.

         "ITEMS" has the meaning set forth in Section 14.3.1.

         "LOSSES" has the meaning set forth in Section 14.1.

         "MARKS" means all trademarks, trade names, service marks, service names and logos, worldwide.

         "MEMBER(S)" means, at any date, those organizations that are (i) Patrons of VHA as VHA designates from time to time, (ii) members of UHC as UHC designates from time to time and/or (iii) HPPI Members, and in each case, that are listed in an electronic file supplied to Service Provider and updated periodically by Novation.

         "MEMBER-BASED PRICING" has the meaning set forth in Section 7.5.1.

         "[*****]" means those [*****]  [*****]  between any one or more [*****]
 and any [*****], for the [*****] of such [*****].

         "[*****] PORTFOLIO" means a catalog of all [*****] for which one or more [*****] has contracted for the benefit of such [*****].

         "[*****] PRODUCT" means any [*****] that is part of the [*****] Portfolio.

          "MEMBER DATA" has the meaning set forth in Section 9.1.1.

         "MEMBER-FACING PLAN" has the meaning set forth in Section 2.5.1.

         "MERGER AGREEMENT" means that certain Agreement and Plan of Merger by and among Service Provider, Neoforma, and Leapfrog Merger Corporation, a Delaware corporation, dated as of the date hereof.

         "MIGRATED" means, with respect to a particular Participating Member, that [*****] of the activities set forth on the [*****] have been successfully completed with respect to that Member.

         "MIGRATION DEADLINE" has the meaning set forth in Section 2.1.3.

         "MIGRATION PLAN" has the meaning set forth in Section 2.1.1.

          "[*****]" means the [*****] [*****] (and the [*****] related thereto)
that includes [*****] [*****] of [*****] [*****] [*****] [*****] to a [*****]
[*****] and [*****] [*****] that [*****] the [*****], the [*****] and the
[*****]. The [*****] included in [*****] shall include [*****] [*****] thereto that are included in the [*****] to be [*****] in the [*****] (referred to as [*****]).

         "[*****] DATA" means any [*****] [*****] by [*****], any [*****] or any
[*****] to [*****] for [*****] in [*****], including without limitation [*****]
that is [*****] to [*****] [*****] (including [*****]), [*****], [*****],
[*****] and [*****] [*****] that [*****], any [*****] or any [*****] provides to
[*****] for [*****] on [*****], including, without limitation, [*****], [*****],
[*****], [*****], [*****], [*****], [*****], [*****], [*****], [*****] and other
[*****].

--------------------
  CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

         "[*****] PERIOD" means the period of time during which [*****] [*****] the [*****].

         "[*****] SERVICES" means the services necessary to [*****] and [*****] [*****] during the [*****], including [*****] to [*****] by [*****], [*****] and
[*****] [*****].

         "NEOFORMA" means Neoforma, Inc., a Delaware corporation.

         "NEOFORMA OUTSOURCING AGREEMENT" means that certain Fourth Amended and Restated Outsourcing and Operating Agreement by and among Neoforma, Novation, VHA, UHC and HPPI dated as of August 13, 2003.

         "NEW PARTICIPATING MEMBERS" has the meaning set forth in Section 2.5.4(a).

         "NON-NOVATION CONTRACT PRODUCT" means any [*****] that is not part of the [*****], including, without limitation, a [*****] or a [*****].

         "NON-RENEWAL NOTICE" has the meaning set forth in Section 8.2.

         "NOVATION" has the meaning set forth in the Preamble.

         "NOVATION CONTRACT" means [*****] [*****] or [*****] contracts that [*****] has entered into for the [*****] of the [*****].

         "NOVATION CONTRACT PRODUCT(S)" means any [*****] that is [*****] by a [*****].

         "[*****] [*****]" has the meaning set forth in Section [*****].

         "NOVATION MARKETPLACE" means the services being provided by Neoforma pursuant to the Neoforma Outsourcing Agreement as of the Effective Date, including the e-commerce marketplace accessible only to Members of VHA, UHC or HPPI, as updated by the release to be issued in the fourth quarter of 2005 (referred to as Avalon), but excluding the Novation Proprietary Services.

         "NOVATION MATERIALS" means Content and [*****] Data provided by Novation or by Suppliers to Service Provider solely for use in connection with NPS.

         "NOVATION OPERATING AGREEMENT" has the meaning set forth in Section 8.3.2.

         "NOVATION PROPRIETARY SERVICES" or "NPS" means the [*****], [*****] and any other services [*****] developed pursuant to a SOW for the exclusive use of Novation and hosted or otherwise provided by Service Provider.

         "NOVATION SUPPLIERS" means each Supplier with which Novation has an agreement with respect to [*****] to be offered to Members.

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          "PARTICIPATING MEMBERS" means any Member that has signed an agreement with Service Provider (or with Neoforma if signed prior to the Effective Date and still in effect) for use of any of the Services.

         "PARTY" means each of Service Provider, Novation, HPPI, VHA and UHC and any other Person that becomes a signatory to this Agreement, unless the context requires otherwise.

         "PATRON(S)" means a Person that is entitled to receive a patronage refund from VHA.

         "PERFORMANCE CREDITS" means the liquidated damages amounts payable by Service Provider to Novation for a failure to meet the Service Levels.

         "PERSON" means a natural person, corporation, partnership (limited or general), limited liability company, business trust or other entity.

         "POST-MIGRATION" has the meaning set forth in Section 2.2.2.

         "PRE-EXISTING GHX AGREEMENTS" has the meaning set forth in Section 2.2.2(c).

         "PRE-EXISTING MEMBER AGREEMENTS" has the meaning set forth in Section 2.5.3.

         "PRE-MIGRATION" has the meaning set forth in Section 2.2.1.

         "PRODUCT(S)" means equipment, products, supplies, services, information and other content provided by Suppliers and available for purchase, rental or lease by Members whether or not through the GHX Exchange or the Novation Marketplace.

         "PRODUCT COUNCIL" has the meaning set forth in the GHX LLC Agreement.

         "PRODUCT DATA" means product information that a Supplier provides to Service Provider for display on the GHX Exchange, to communicate to purchasers including, without limitation, product descriptions, product specifications, Marks, catalog prices, catalogs, directions for use, text, pictures, sound, video and other data. For avoidance of confusion, price data for a specific transaction is Transaction Data, not Product Data.

         "RENEWAL PROPOSAL" has the meaning set forth in Section 8.2.

         "RENEWAL TERM" has the meaning set forth in Section 8.2.

         "REPORTS" has the meaning set forth in Section 2.8.2(b).

         "RESPONSE" has the meaning set forth in Section 4.2.1.

          "[*****]" means those [*****] or [*****] [*****] of [*****] or [****]
that have not been [*****] to [*****] and which the [*****] may have [*****] because they are [*****] in [*****] or [*****].

         "[*****]" means a [*****] of all [*****] for which [*****] or [*****]
have contracted for the benefit of their [*****] that have not been [*****] to [*****] and which the [*****] may have [*****] because they are Members[*****] in [*****] or [*****].

         "[*****]" means any [*****] that is part of the [*****].

         "SERVICE(S)" means the services to be provided hereunder by Service Provider, and includes, without limitation, collectively: (i) the Novation Marketplace (with respect to Pre-Migration Members), (ii) GHX Exchange Standard (with respect to Post-Migration Members), (iii) all other services to be provided pursuant to this Agreement, (iv) the [*****] and the [*****], (v) the other Novation Proprietary Services to the extent that such services are the subject of one or more signed Statements of Work and (vi) GHX Exchange Plus (to the extent that a Member has elected to receive such services).

         "SERVICE FEES" has the meaning set forth in Section 7.1.

         "SERVICE LEVEL(S)" means the objective criteria establishing the level of Service Provider's required provision of the Services under this Agreement, as further described in EXHIBIT C.

         "SERVICE PROVIDER" has the meaning set forth in the Preamble.

         "SERVICE PROVIDER CHANGE OF CONTROL" means a merger or consolidation (other than with a subsidiary of Service Provider) in which Service Provider is not the surviving entity, or the sale of substantially all the assets of Service Provider, or a sale or other transaction or series of related transactions in which more than [*****] of the outstanding common stock or general voting securities (other than the sale of securities in any public offering) of Service Provider (or the common stock or general voting securities of the new parent entity of Service Provider) immediately after such sale or other transaction or series of related transactions is not owned by the persons or entities who, immediately prior to such sale or other transaction or series of related transactions, owned one-hundred percent (100%) of the common stock or general voting securities of Service Provider.

         "SERVICE PROVIDER MATERIALS" means Content provided by Service Provider and displayed on and available to Users of NPS, the Novation Marketplace, GHX Exchange or NPS but shall not include the Novation Materials.

         "[*****]" has the meaning set forth in Section [*****].

         "SOURCE CODE" has the meaning set forth in Section 6.4.5(a).

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         "SOWS" has the meaning set forth in Section 4.1.

         "SUPPLIER(S)" means manufacturers, distributors and other suppliers of medical, surgical, pharmaceutical and other products, equipment and services used by healthcare providers and/or related professionals.

         "[*****]" or "[*****]" means all or any portion of [*****] or [*****]
regarding  the  [*****],  [*****] or [*****] of [*****] by [*****] that is
[*****] to [*****] by [*****], other than [*****]

          "TERM" has the meaning set forth in Section 8.2.

         "TERMINATION ASSISTANCE PERIOD" means the [*****] period immediately following the expiration or termination of this Agreement.

         "TERMINATION ASSISTANCE SERVICES" means termination assistance to allow the Services to continue in accordance with the terms and conditions of this Agreement and without interruption or adverse effect and to facilitate the orderly transition and migration of all Services then being performed by Service Provider, including any transition and migration from Service Provider to Novation or, if applicable, VHA and UHC (or a third-party provider undertaking, on behalf of Novation, VHA or UHC, to provide the Services).

         "THIRD PARTY TECHNOLOGY" shall mean software code and other technology licensed by Service Provider for use in the GHX Exchange Software and/or the Client Software, including Updates to such technology.

         "TRANSACTION DATA" means any information communicated by Service Provider to a Participating Member, by a Participating Member to Service Provider or between a Supplier and a Participating Member through GHX Exchange Standard (for Post-Migration Members) or through the Novation Marketplace (for Pre-Migration Members) that relates to product purchase, sale, availability, price, terms of payment or order status, including summaries of such information.

         "UHC" has the meaning set forth in the Preamble.

         "UPDATE" means an update to the GHX Exchange Software or the Client Software, as applicable, licensed by Novation, UHC, VHA and HPPI hereunder, but not including any updates to the Third Party Technology.

         "USER(S)" means the individual authorized representatives of Participating Members who use the GHX Exchange, the Novation Marketplace or the Novation Proprietary Services, the individual employees of UHC, VHA, Novation or HPPI who access the GHX Exchange, the Novation Marketplace or the Novation Proprietary Services and the individual employees of Suppliers that access the GHX Exchange, the Novation Marketplace or the Novation Proprietary Services.

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         "VHA" has the meaning set forth in the Preamble.

         "V/U/N" means VHA, UHC and Novation.

2.       SERVICE PROVIDER OBLIGATIONS

2.1      Migration.
         ---------

         2.1.1 Migration Plan. Service Provider shall transition Participating Members from the [*****] to the [*****] in accordance with the Migration Plan attached hereto as EXHIBIT A ("MIGRATION PLAN"). Service Provider shall use [*****] efforts to provide a [*****] and [*****] transition, with [*****] [*****] of [*****]
                           during the transition from the [*****], except as otherwise permitted under the Migration Plan. The Migration Plan shall not be amended without the consent of [*****], such consent not to be unreasonably withheld.

         2.1.2 Assumptions and Further Development. The Migration Plan is based upon Service Provider's use of [*****]'s [*****] as part of the [*****] in lieu of its [*****]. In the event Service Provider elects to retain its [*****], the Migration Plan may need to be [*****]. Service Provider shall notify [*****] by [*****] as to which [*****] shall be used as part of the [*****]. In developing the final Migration Plan, Service Provider shall provide each of [*****] and the [*****] with the opportunity to confirm that [*****] ("[*****]") is complete and correct and will work with [*****] and the [*****] to add any items that may have been unintentionally overlooked. The Parties will negotiate in good faith the [*****] of adding any such unintentionally-omitted items to EXHIBIT B.

         2.1.3              Migration Services. Service Provider shall ensure
                           that it has [*****] resources and that it obtains [*****] cooperation from third parties to develop and successfully implement the Migration Plan in accordance with its terms. The Parties shall cooperate to encourage Participating Members to migrate to the [*****]. Service Provider may terminate the services provided under the [*****] for any Participating Member that has not Migrated to the [*****] on or before [*****] after the Effective Date, provided that Service Provider has performed [*****] [*****] [*****] [*****] relating to the
                           Migration Plan hereunder during such [*****] period (the "MIGRATION DEADLINE").


2.2 Services. Subject to the terms of this Agreement, Service Provider shall perform all Services itself or through its wholly-owned subsidiaries (or through Neoforma as a subcontractor of Service Provider), unless and until otherwise agreed in writing by Novation and each of the Alliances, which agreement shall not be unreasonably

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

         withheld or delayed. Service Provider may liquidate or dissolve Neoforma so that all of its assets are distributed to Service Provider or merge or consolidate Neoforma into or with Service Provider, or transfer all or substantially all of its assets to Service Provider or a wholly-owned subsidiary of Service Provider, if despite such transaction, Service Provider is able to maintain in full force and effect the Pre-Existing Member Agreements pursuant to Section 2.5.3 unless and to the extent that they have been replaced by an agreement with Service Provider pursuant to Section 2.5.4. Throughout the Migration Period, all Participating Members will continue to receive Services including at least all the functionality of the Novation Marketplace.

         2.2.1 Pre-Migration Services. With respect to those Participating Members that have not been Migrated pursuant to the Migration Plan ("PRE-MIGRATION"), Service Provider shall provide to such Participating
                           Members: (a) [*****] of the Novation Marketplace, (b) all other functions of the Novation Marketplace, using [*****] the [*****] [*****] the [*****] in accordance with the Migration Plan, and (c) the Novation Proprietary Services.

         2.2.2 Post-Migration Services. With respect to those Participating Members that have been Migrated pursuant to the Migration Plan ("POST-MIGRATION"), Service Provider shall provide the GHX Exchange, [*****] and the [*****] in accordance with this Agreement. Service Provider shall also provide any additional Services (including NPS Services) pursuant to the Statements(s) of Work then in effect, if any, and any GHX Exchange Plus services that the Participating Member has then elected to receive, it being understood that GHX Exchange Plus services may be subject to a competitive bid process before being offered to Members with respect to one or more of the Alliances. Service Provider and Novation acknowledge and agree that the GHX Exchange will evolve and be modified or be enhanced over time to keep pace with technological advancements and improvements in e-commerce, in accordance with the recommendations of the Product Council. Each of Novation, VHA, UHC and HPPI may also independently elect in its sole discretion, to receive any or all of the GHX Exchange Plus services itself or on behalf of its Participating Members.

         2.2.3             [*****] [*****] [*****].

                           (a) To the extent the [*****] have then [*****] [*****] [*****],[*****]'s [*****] to [*****]
                                    during [*****] [*****] shall [*****] the
                                    [*****] [*****]:

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                              (i)   [*****] for the [*****] [*****] of any
                                    [*****] or [*****] of the [*****] and
                                    [*****] [*****] [*****] to [*****] [*****]
                                    this Agreement shall be [*****] [*****] as the [*****] [*****] [*****][*****] [*****]
                                    by [*****] to any [*****] [*****] [*****] or
                                    [*****] [*****] [*****], except [*****] to
                                    [*****][*****] [*****] by [*****] [*****] to
                                    the [*****] [*****] [*****][*****] [*****]
                                    on [*****] [*****]; and

                              (ii)  [*****]'s [*****] [*****] and [*****]
                                    [*****] [*****] [*****] to [*****] [*****]
                                    this Agreement shall be [*****] [*****] as the [*****] [*****] [*****] [*****] and
                                    [*****] [*****] [*****] (including [*****]
                                    [*****] therefor) [*****] by [*****] (other
                                    than [*****] [*****] to [******] [*****]
                                    that are [*****] to [*****] the [*****]
                                    [*****] [*****] of [*****]) to [*****]
                                    [*****] [*****] for the [*****] or [*****]
                                    [*****] [*****].

                           (b)      [*****] [*****] [*****] that the [*****] and
                                    [*****] [*****] and [*****] [*****] by
                                    [*****] to [*****] the [*****] and [*****]
                                    [*****] this Agreement for the [*****] or [*****] [*****] [*****] shall be [*****] or
                                    [*****] than the [*****] and [*****] [*****]
                                    by [*****] to [*****] [*****] [*****] in
                                    [*****], [*****] [*****] [*****] to [*****]
                                    [*****] [*****] on [*****].

                           (c) Notwithstanding the foregoing provisions of this Section 2.2.3, [*****] [*****] [*****]
                                    to [*****] to [*****] [*****] [*****] or
                                    [*****] [*****] and [*****] for the [*****]
                                    or [*****] [*****] [*****] that are [*****]
                                    [*****] [*****] than [*****] it [*****] to
                                    [*****], the [*****] and the [*****]
                                    [*****], [*****] that [*****] [*****]
                                    [*****] into [*****] [*****] [*****],
                                    [*****] [*****] [*****] [*****] [*****] to
                                    [*****] and the [*****] [*****] and [*****]
                                    to [*****] [*****] [*****] (and [*****]
                                    [*****] [*****] with [*****]) to [*****]
                                    [*****], [*****] and [*****] to [*****], the
                                    [*****] and the [*****] [*****] are [*****]
                                    or [*****] [*****] [*****] [*****] by
                                    [*****] to [*****] [*****] [*****] in
                                    [*****] [*****] [*****].

2.3      Service Levels; Root-Cause Analysis.

          2.3.1 Service Levels. The Services shall be provided in a manner that satisfies the performance standards and service levels set forth on EXHIBIT C. Service Provider shall maintain such professional and

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                           technical personnel and other resources (including,
                           without limitation, hardware, software, facilities, equipment and other assets) as shall be required to provide the Services in accordance with the Service Levels and to satisfy its obligations hereunder throughout the Term. Novation's and the Alliances' sole and exclusive remedies for Service Provider's failure to meet the Services Levels are set forth in EXHIBIT C. Except as provided in EXHIBIT C, Service Provider's failure to meet the Service Levels shall not be deemed a breach of this Agreement. The Parties agree that the damages provided in EXHIBIT C are a reasonable estimate of the damages that would be suffered by Novation and the Alliances as a consequence of the failures described in EXHIBIT C and do not constitute a penalty (the Parties hereby acknowledging the inconvenience and difficulty of otherwise obtaining an adequate remedy).

         2.3.2 Root-Cause Analysis. Upon receipt of a notice from Novation or any of the Alliances of Service Provider's failure to provide the Services in accordance with this Agreement or upon Service Provider's knowledge of a failure to provide the Services in accordance with this Agreement, Service Provider shall, as soon as reasonably practicable,
                           (i) perform a root-cause analysis to identify the cause of such failure and (ii) provide Novation and each of the Alliances with a report detailing the cause of, and procedure for correcting, such failure. If the root cause of such failure is due to the fault of Service Provider (whether determined pursuant to the foregoing or pursuant to Section 17), Service Provider will implement such procedure and provide Novation and the Alliances with reasonable assurance that such failure will not recur; provided that Novation and each of the Alliances shall retain any and all applicable rights and remedies hereunder with respect to such failure. If Service Provider concludes that the root cause of such failure is due to the fault of any Person other than Service Provider, Service Provider shall promptly give Novation and each of the Alliances notice of, and information supporting, such conclusion, subject to Novation's and the Alliances' right to disagree with Service Provider's conclusion and to have the root cause determined in accordance with Section 17. The Parties shall submit to the process set forth in
                           Section 17 any Disputed Matter regarding the root cause of any such failure to provide the Services in accordance with the applicable Service Levels.

2.4 [*****] . Service Provider shall, on a [*****] basis as agreed to by Service Provider and [*****] in connection with the Service Levels, [*****] onto [*****] as provided by [*****], including, without limitation, [*****] relating to new [*****].

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2.5      Service Provider's Interaction with Members; Pre-Existing Data and
         Service Arrangements.

         2.5.1 Member-Facing Plan. Service Provider will provide representatives to call upon Members that are not already receiving Services on a periodic basis and using appropriate methods of communications as mutually agreed to in a plan approved in writing by Service Provider, Novation and each of the Alliances (the "MEMBER-FACING Plan"). The initial Member-Facing Plan is attached hereto as EXHIBIT D. Except (a) as authorized by the Member-Facing Plan, (b) to respond to specific Member inquiries (including Requests for Proposals) or (c) as otherwise required to provide the Services hereunder, Service Provider shall not, directly or through any of its Affiliates or another Person, contact or communicate with any Member without the prior written consent of the Alliance(s) to which such Member belongs.

         2.5.2 Members Using Service Provider prior to the Effective Date. Service Provider shall assure that any Participating Member that is currently receiving services from Service Provider, is listed in the Migration Plan, and desires to avail itself of the benefits of this Agreement may, at its option and without liability, supersede the pricing terms and any other terms that conflict with the terms of this Agreement under its existing contract(s) or other arrangement(s) with Service Provider for the purpose of participating in the GHX Exchange and the Novation Proprietary Services under this Agreement. Such Member shall be solely responsible for any and all charges due with respect to any GHX Exchange Plus services that it may elect to receive.

         2.5.3 Maintenance of [*****]. Service Provider shall use [*****] efforts to cause [*****] to maintain in full force and effect [*****] [*****] and [*****] existing as of the [*****] ("[*****]") (except in response to a [*****] of a [*****] by a [*****] after [*****] to the applicable [*****] and an [*****] to assist in addressing the [*****]). Prior to [*****] of any [*****], Service Provider shall use (or shall cause [*****] to use) [*****] efforts to [****] [*****]
                           [*****] [*****] in accordance with Section [*****] or to [*****] the [*****].

         2.5.4             Participation of Additional and Renewal Members.

                           (a) Service Provider, Novation, UHC, VHA and HPPI shall be jointly responsible for encouraging additional Members to execute agreements to participate in the GHX Exchange and Novation Proprietary Services. Within ninety (90) days after the Effective Date and, thereafter once each year within ninety (90) days after the anniversary of

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                                    the Effective Date, the Parties shall meet
                                    and use good faith and reasonable efforts to determine and agree upon their respective responsibilities in connection with obtaining agreements between additional Members and Service Provider for use of the GHX Exchange and Novation Proprietary Services ("NEW PARTICIPATING MEMBERS").

                           (b) Service Provider shall present to each Member that is considering participation in the GHX Exchange and Novation Proprietary Services a user agreement substantially in the form of EXHIBIT E ("FORM OF MEMBER AGREEMENT"). Service Provider shall be free to negotiate such user agreements with prospective Members in its sole discretion; [*****] [*****] [*****], that [*****] shall
                                    [*****] [*****] [*****], the [*****] to
                                    [*****] or [*****] the [*****] of the
                                    [*****] relating to [*****] [*****]'s
                                    [*****] to the [*****] to [*****] and the
                                    [*****] [*****] by [*****] of [*****] or
                                    [*****] without [*****] [*****][*****]
                                    [*****] [*****] to [*****] and the [*****]
                                    [*****] of [*****] [*****] [*****] for such
                                    [*****] [*****] to [*****] a [*****] with
                                    the [*****] [*****] [*****] [*****] [*****]
                                    [*****]. Service Provider shall promptly provide to each of Novation and the appropriate Alliance(s) copies of all agreements with Participating Members.

                           (c) The Parties shall in good faith review and consider proposed changes to the Form of Member Agreement based on experiences related to negotiation of agreements with Members. Novation and the Alliances will not unreasonably withhold or delay their consent to changes in the Form of Member Agreement.

                           (d)      [*****] and [*****] the [*****] have [*****]
                                    [*****] [*****], [*****] [*****] with
                                    [*****] [*****] [*****] [*****], [*****]
                                    shall [*****] [*****] the [*****] of [*****]
                                    the [*****] to [*****] the [*****] or
                                    [*****] [*****] for [*****] [*****] the
                                    [*****] and the [*****] to the [*****] to
                                    [*****] [*****] [*****] (or a [*****]) in
                                    the event that [*****] [*****] [*****] or
                                    [*****] [*****] to [*****] ("[*****]")
                                    herein: (a) in [*****] [*****] by [*****]
                                    [*****] [*****] in [*****] [*****], and (b)
                                    in [*****] [*****] [*****] by [*****]
                                    [*****] [*****] [*****] to [*****] the
                                    [*****] [*****]'s [*****] to [*****] [*****]
                                    [*****] [*****] the [*****] of [*****]
                                    [*****] to [*****] or of [*****] [*****].
                                    [*****] the [*****] of [*****] [*****] and
                                    [*****] [*****] or [*****] as [*****]
                                    [*****], [*****] a [*****] [*****] to
                                    [*****] to the [*****] [*****] [*****] or

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                                    [*****] [*****] [*****] [*****] [*****],
                                    [*****] [*****] [*****][*****] [*****]
                                    [*****] to [*****] and the [*****] [*****]
                                    of [*****] [*****] [*****] for [*****]
                                    [*****] [*****] to [*****] a [*****] [*****]
                                    the [*****] [*****] that [*****] such
                                    [*****]. [*****] and [*****] the [*****]
                                    [*****] [*****] [*****] [*****] and to the
                                    [*****] [*****] by the [*****] [*****] or
                                    [*****] [*****], [*****] [*****], [*****]
                                    [*****] [*****] of the [*****] to
                                    [*****][*****] [*****] [*****], [*****] such
                                    [*****] or [*****] [*****] to the [*****] to
                                    [*****] [*****] [*****] [*****] (or [*****]
                                    [*****])[*****] [*****] or [*****] of
                                    [*****] [*****] [*****][*****] [*****]
                                    [*****].

2.6      Data From Suppliers.

         2.6.1 [*****]. Novation shall, in its discretion, enter into agreements with Suppliers for the receipt of [*****]. Service Provider shall work in good faith to obtain the [*****] from such Suppliers and utilize it to perform the Services in accordance with EXHIBIT B.

         2.6.2 Product Data. In its negotiations with Suppliers, [*****] shall use [*****] efforts (without any obligation to bear any expense or pay any amount) to cause the Suppliers to provide [*****] regarding [*****] of their [*****] to [*****] for [*****] in the [*****]. [*****] shall, in its discretion, obtain [*****] with Suppliers for [*****] to be included in [*****]. Absent a separate agreement with [*****], [*****] shall not be entitled to [*****] [*****] in [*****].

         2.6.3 [*****]. Absent a separate agreement with [*****], Service Provider shall not use [*****] except as necessary to provide [*****].

2.7 Knowledge Sharing. On a mutually agreed schedule, Service Provider, Novation, VHA and UHC will provide information to each other to understand how Service Provider provides the Services and how Novation, VHA and UHC (or any of their designees) use the Services so that each may better fulfill its obligations under this Agreement.

2.8      Communications with Novation and Alliances.

         2.8.1 Notice of Materially Adverse Facts. Subject to its obligations under Section 10, Service Provider will provide written notice to each of Novation, VHA, UHC and HPPI reasonably promptly after becoming aware of any fact relating to this Agreement or the Services that would reasonably be likely to materially adversely affect any of the Services, Service Provider, the Members, VHA, UHC or HPPI including, without limitation, the institution of litigation against Service Provider.


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         2.8.2             Reports.

                           (a) In addition to any other reports required by this Agreement, Service Provider will simultaneously provide each of Novation, VHA, UHC and HPPI with its standard real-time, on-line reports of its Participating Members' usage statistics and reports on other reasonable matters. In addition, with respect to Pre-Migration Members, Service Provider shall provide the reports and metrics that Novation previously received from Neoforma with respect to the Novation Marketplace, samples of which are attached in EXHIBIT F.

                           (b) With respect to GHX Exchange Standard services provided to Post-Migration Members, Service Provider shall provide the same reports and metrics to Novation and the Alliances as it provides to its other customers, a sample of which is attached in EXHIBIT F. (Collectively, all reports and metrics provided pursuant to this Agreement are "REPORTS").

                           (c) Service Provider shall provide the Reports at least as frequently as Service Provider generally provides its Reports to its other customers, provided, however, that until all activities described on the Migration Plan have been completed, such reports shall be provided no less frequently than monthly. Such reports shall be made available, at no additional charge, in the form of Excel(TM) files transferred via electronic transmission to Novation, VHA, UHC or HPPI, such other files via the Internet, or in such other format as the Parties agree. The Parties will mutually agree on any changes to the scope, format and substance of the reporting system that Service Provider will use from time to time to communicate with Novation, VHA, UHC and HPPI.


         2.8.3 Regular Meetings. Service Provider, Novation, VHA, UHC and HPPI will conduct regular business reviews on a quarterly basis, or as otherwise agreed by the Parties, to discuss the strategic direction of the Novation Marketplace, the GHX Exchange, the Novation Proprietary Services and, as applicable, the following items: the Member-Facing Plan, compliance with Service Levels, annual volume and connection targets, goals surrounding New Participating Members, matters regarding Suppliers, and any other matter requested by Novation or one of the Alliances. As part of the regular business reviews, Service Provider and each of Novation and the Alliances will review the Service Levels and discuss in good faith any necessary revisions of the Service Levels, the GHX Exchange, the Novation Proprietary Services, the Novation Marketplace, Service Provider's current products and services, implementation and enhanced connections and planned new products and services or Service Provider's provision of the Services hereunder. No changes will be made to the Service

                           Levels unless the parties mutually agree to the changes and execute a written amendment to this Agreement.

2.9 Goals and Incentives. The Parties shall meet annually to establish goals with respect to the Services to help assure success, including use of the Services by Members. Each of the Parties shall consider achievement of such goals in determining incentive-based compensation for its management employees.

3.       THE GHX EXCHANGE

         3.1 Maintenance as Leading Provider. Service Provider shall use commercially reasonable efforts to maintain the GHX Exchange as a leading provider of e-commerce services to the healthcare industry.

         3.2               User Registration.

         3.2.1             NPS

                           (a) Members. Each User of a Participating Member will be required to register as a representative of such Member with UHC, VHA or HPPI, as applicable, prior to using NPS. UHC, VHA or HPPI, as applicable, will request such information as each deems necessary to verify that such User is an authorized representative of such Member. Each of UHC, VHA or HPPI, as applicable, shall have the right to determine whether a User has authority to access NPS.

                           (b) Employees of Alliances and Suppliers. Each employee-User of any of UHC, VHA, Novation or Suppliers will be required to register as a representative of UHC, VHA, Novation or a Supplier, as applicable, prior to using NPS. UHC, VHA, HPPI, or a Supplier, as applicable, shall have the right to determine whether a User has authority to access NPS.

                           (c) General Registration Procedures. When each User logs on to NPS, Service Provider, with Novation's assistance, shall register Participating Members and their Users on NPS. Service Provider will require Users to create and use passwords as a necessary condition to accessing NPS. Service Provider will verify such information against the on-line database information then most-recently made available by Novation and ensure that such registration is authorized in accordance with registration and password issuance and protection procedures acceptable to Service Provider and in accordance with EXHIBIT G ("REGISTRATION AND PASSWORD ISSUANCE AND PROTECTION PROCEDURES"). Service Provider shall be responsible for keeping the NPS registry current with the most-recent data made available by Novation and for not allowing access to NPS by unauthorized Users. Participating Members shall only be allowed to view data related to their respective

                                    Member organizations. Service Provider will allow an employee-User of Novation or any of the Alliances to have access to information regarding Members of one or more of VHA, UHC, HPPI only to the extent permitted by an information feed provided from time to time by Novation.

         3.2.2             GHX Exchange.

                           (a) Identification. For GHX Exchange Standard, Service Provider shall issue to Novation, each Alliance and each Participating Member a confidential user name(s) and password(s) (each, an "IDENTIFICATION") for Novation, each Alliance and each Participating Member to access and use GHX Exchange Standard. Novation, each Alliance and each Participating Member shall each (a) protect the security of each Identification, (b) have the right to access GHX Exchange Standard exclusively for their respective business purposes, (c) not disclose its Identification(s) to anyone other than those of its authorized employees or agents with a need to know in order to initiate transactions on GHX Exchange Standard, and
                                    (d) not have the right to authorize third parties to access or use GHX Exchange Standard for the benefit of any such third party. Any and all persons accessing GHX Exchange Standard using an Identification issued to the Participating Members shall be deemed to have actual authority to transmit transactions through GHX Exchange Standard on behalf of the applicable Member. Any information that any Participating Member inputs into GHX Exchange Standard will be solely the responsibility of the Member whose Identification was utilized to gain access. Novation will provide Service Provider prompt notice of the loss or unauthorized disclosure of its Identification, or upon notice of an unauthorized use of GHX Exchange Standard with its Identification.

                           (b) GHX Exchange Security. Each Party shall take all commercially reasonable steps necessary to protect the security of accessing and conducting transactions through use of the GHX Exchange, including without limitation the implementation of virus protection software on its network, and of procedures to prevent abusive or malicious acts or omissions against the GHX Exchange. Except to access and make use of the GHX Exchange pursuant to this Agreement, Novation and the Alliances may not upload, download, modify, disassemble, decompile, or copy Service Provider's Intellectual Property or otherwise take any action that may affect the use or functionality of the GHX Exchange.

                           (c) Privacy. Novation and the Alliances will not breach or attempt to breach GHX Exchange computer or software security, attempt to access the information of any entity other than Novation or the Alliance, as applicable, and the Participating Members or otherwise invade the privacy of others in connection with its use of the GHX Exchange.

         3.2.3 Novation Marketplace. As to all Pre-Migration Members, Service Provider shall maintain the same registration and authentication procedures as are in effect for the Novation Marketplace as of the date hereof.

3.3 Notice of Novation Contracts. Novation shall provide Service Provider periodic notification (in a form mutually agreed upon by the parties) of all effective group purchasing agreements between Novation and Suppliers to enable Service Provider to make a distinction between Novation Contract Products and Non-Novation Contract Products.

3.4      Provision of Product Information.

         3.4.1 Provision of Non-Novation Contract Product Information. Service Provider will use commercially reasonable efforts to obtain from Suppliers the Product Data to be located on GHX Exchange Standard in respect of all [*****] (except for [*****] addressed in Section [*****]). Service Provider shall display such Product Data on GHX Exchange Standard and use commercially reasonable efforts to keep such Product Data up to date.

         3.4.2             Provision of Novation Contract Product and [*****].
                           Novation, VHA or UHC, as applicable, shall use commercially reasonable efforts to obtain from Suppliers and provide to Service Provider [*****] information for [*****], [*****] and any unique [*****] and [*****] relating to such [*****] and
                           [*****] that are prepared by Novation, VHA or UHC, as the case may be. Service Provider shall display such information on [*****] during the [*****] and keep such information up-to-date in accordance with the Service Levels.

3.5      Removal of Materials and Products from NPS.

         3.5.1 Removal of Materials. [*****] may request that any materials or data that [*****] or any of the [****], in each of its sole discretion, believe are likely to result in [*****] to Service Provider, Novation, HPPI, VHA, UHC, any Members and/or any User be [*****] removed from any part of NPS, and Service Provider shall [*****] comply with such requests.

3.5.2 Removal of Products. Upon written instructions from [*****] with regard to [*****], or from [*****] or
                           [*****] with regard to [*****], Service Provider will [*****] remove any [*****] from [*****]. Service

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                           Provider will notify [*****] with regard to [*****],
                           or [*****] or [*****] with regard to [*****], [*****]
                           after becoming aware of any problem with Products listed on [*****] that is [*****] to result in [*****] to Service Provider, Novation, HPPI, VHA, UHC, Members, or any Users, but Service Provider will have [*****] obligation to monitor or conduct any investigation regarding liability or performance issues relating to Products.

3.6 Other GPOs. Service Provider shall not make the [*****], [*****], [*****] or any other information or data provided by Novation or any Alliance to Service Provider, available to any other entity, including any GPO other than VHA, UHC or HPPI. Service Provider shall act in accordance with its Guiding Principles, a copy of which is attached hereto as EXHIBIT O.

3.7 Reasonable Assistance. Each Party will provide the other Parties with on-going reasonable assistance with regard to technical, administrative and service-oriented issues relating to the Services.

4.       NOVATION PROPRIETARY SERVICES AND CHANGES IN SERVICES

         4.1 Novation Proprietary Services. [*****], [*****], [*****] or [*****] may each elect, in its sole discretion, to enter into one or more Statements of Work ("SOWS") for Novation Proprietary Services or for changes to [*****] or for [*****] or [*****] not included in the [*****]. Any SOW entered into by [*****] shall be subject to the Change Control Procedures set forth in Section 4.2 and other applicable provisions of this Agreement. Any SOW entered into by [*****], [*****] or [*****] shall, unless otherwise provided therein, (1) incorporate the terms of this Agreement except that the recipient of services thereunder (i.e., [*****], [*****] or [*****]) shall be the party thereto instead of [*****], (2) provide that charges pursuant to the SOW shall be on a [*****] and [*****] and (3) will allow [*****] by [*****], [*****] pr
                  [*****], as applicable, after [*****] without further [*****]. Each of [*****], [*****] or [*****] shall inform the others of any SOWs that it intends to enter into with [*****]. Any deliverables created pursuant to a SOW (the "DELIVERABLES") shall be subject to the [*****] provisions set forth in Section [*****].

         4.2      Change Control for Novation Proprietary Services.

                  4.2.1 Change Control Procedure. In the event that (i) either [*****] or [*****] wishes a change to the Novation Proprietary Services, including changes in the [*****], [*****] or [*****] of the foregoing, or
                           (ii) [*****] requests [*****] [*****] (each of the
                           foregoing, a "CHANGE"), the requesting Party shall submit a written proposal to the other Party describing such desired change ("CHANGE REQUEST"). The receiving Party shall review the Change Request

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                           and reject or accept the Change Request in writing
                           within a [*****] period of time, but in no event more than [*****] after receipt of the Change Request (the "RESPONSE"). In the event that the Change Request is rejected, the Response shall include the [*****] and, in the event that the Change Request is rejected by [*****], [*****] shall wherever possible, [*****] a
                           [*****] to the [*****]. [*****] and [*****] shall
                           negotiate in good faith to agree on a Change, and its accompanying terms, within [*****] after receipt of the Response; provided, however, that either Party may, in its sole discretion, elect to not agree to any Change. In the event that the Change Request is accepted, the Parties shall mutually agree on the changes to be made to this Agreement to reflect such Change. The changes or additional terms and conditions (if any) shall be made only in a written Change Order signed by an authorized representative of the Parties. Notwithstanding the foregoing, nothing set forth in this Agreement shall be construed to require renegotiation of existing Services.

                  4.2.2    Adjustment in [*****]. The [*****] [*****] hereunder
                           may [*****] or [*****] as a result of a [*****]
                           agreed upon by the Parties pursuant to the procedure set forth in Section 4.2.1 and such [*****] or [*****] shall be negotiated by the Parties in good faith.

                  4.2.3 Emergency Changes. No Change shall be implemented without [*****]'s approval, except reasonable, temporary Changes made on an emergency basis that are necessary to maintain the continuity of [*****]. If the need for an emergency change arises, either Party's Contract Administrator or his or her designee shall as [*****] submit to the other Party a Change Request for such Change and each Party shall, subject to the other terms and conditions of this Agreement, use [*****] efforts to implement such Change [*****]. The Parties shall thereafter agree, [*****], upon a Change Order regarding such emergency Change.


5.       SERVICE PROVIDER EXCLUSIVITY

         5.1 Exclusivity. Service Provider agrees that during the Term of this Agreement it will not operate as a group purchasing organization organized for the purpose of negotiating specific prices on products and services to be purchased by its members.

         5.2 Marketing Other Services To Members. Service Provider shall not target market any or all of the GHX Exchange to Members through arrangements with other group purchasing organizations. Nevertheless, nothing shall restrict Service Provider from offering the GHX Exchange to any other group purchasing organizations and its members and, except for the obligation not to target market such Services as set forth

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

                  above in this Section 5.2, nothing shall restrict Service Provider from selling such Services to members of such other group purchasing organizations under Service Provider's agreement with such other group purchasing organization even if such member happens to be a Member. Notwithstanding the foregoing, under no circumstances shall the Service Provider offer or provide Novation Proprietary Services or any other service involving the Novation Contracts to any Person other than to a Member in accordance with the terms of this Agreement.

6.       LICENSES

         6.1 Marks. Each Party hereby grants to each of the other Parties a royalty-free, non-exclusive, non-transferable, non-sublicenseable, worldwide license to use and display during the Term the Party's Marks only as necessary to perform in accordance with the Agreement and subject to the Mark owner's prior approval of the form of use. The Mark owner may terminate the foregoing Mark license if, in its reasonable discretion, the licensee's use of the Marks tarnishes, blurs or dilutes the quality associated with the Mark or the associated goodwill and such problem is not cured within ten
                  (10) days of written notice of breach; alternatively, instead of terminating the license in total, the owner may specify that certain licensee uses may not contain such Marks. Title to, ownership of, and all proprietary rights (including, without limitation, Intellectual Property Rights) and interest in the owner's Marks will remain with the Mark owner. The licensee will use the owner's Marks exactly in the form provided and in conformance with the owner's Mark usage policies. A copy of Novation's current trademark usage guidelines is attached as EXHIBIT I ("NOVATION'S TRADEMARK USAGE GUIDELINES"). A copy of Service Provider's current trademark usage guidelines is attached as EXHIBIT J ("SERVICE PROVIDER'S TRADEMARK USAGE GUIDELINES"). A copy of each of VHA's, UHC's and HPPI's current trademark usage guidelines are attached as EXHIBIT K ("VHA'S, UHC'S, AND HPPI'S TRADEMARK USAGE GUIDELINES"). The licensee will not take any action inconsistent with the owner's ownership of its Marks, and any benefits accruing from use of such Marks will automatically vest in the Mark owner. The licensee will not form any combination Marks with any other Party's Marks. Subject to the provisions of Section 8.8, upon termination or expiration of this Agreement, each Party will cease all use of all Parties' Marks.

         6.2 Service Provider Materials. Service Provider grants to Novation a worldwide, nontransferable, non-exclusive, royalty-free license to use the Service Provider Materials only in promotional materials used to encourage participation on the GHX Exchange and the Novation Marketplace, or to use the NPS.

         6.3 Novation Materials. Novation grants to Service Provider a worldwide, nontransferable, non-exclusive, royalty-free license to use the Novation Materials during the Term solely to enable Service Provider to provide the Services contemplated under this Agreement.

         6.4      Licenses; Source Code Escrow; Proprietary Rights.

                  6.4.1     Access License. Service Provider has developed
                           Confidential Information and trade secrets relating to the sale of its products and services to a large number of customers in the healthcare industry using proprietary business processes. Each of Novation, VHA, UHC and HPPI acknowledges that Service Provider and its Affiliates have invested substantial money in the development and maintenance of such processes and in the sourcing and sales of products and services. Each of Novation, VHA, UHC and HPPI will have a position of special trust and confidence for the use of such Confidential Information (including without limitation the roster of Service Provider's customers and business partners). Accordingly, during the Term, Service Provider hereby grants to each of Novation, VHA, UHC and HPPI a non-exclusive license to use Confidential Information and such trade secrets for the limited purpose of providing the assistance to Service Provider as contemplated in this Agreement. Additionally, during the Term, Seller hereby grants to each of Novation, VHA, UHC and HPPI a non-exclusive royalty-free license to use the Services (including without limitation the Client Software) for the limited purpose of providing assistance to Service Provider as contemplated in this Agreement and to Participating Members and to the extent necessary to receive Member Data, [*****] and Analytic Data as contemplated hereby; provided, however, that nothing in this Agreement grants Novation or the Alliances any license to use or copy Product Data.

                  6.4.2 License to Service Provider. Neoforma, Novation, VHA, UHC and/or HPPI have developed Confidential Information and trade secrets relating to the development of [*****]. Service Provider acknowledges that Neoforma, Novation, VHA, UHC and/or HPPI have invested substantial money in the development and maintenance of [*****]. Service Provider will have a position of special trust and confidence for the use of [*****] to support the purposes of this Agreement. Accordingly, during the Term, to the extent of their rights therein, Novation, VHA, UHC and HPPI hereby grant to Service Provider a limited, non-transferable, royalty-free, non-exclusive license to use and, on the terms provided herein, to modify [*****] and any Confidential Information of Novation, VHA, UHC and HPPI related thereto for the limited purpose of performing Service Provider's obligations under this Agreement.

                  6.4.3    Grant of Source Code License.

                           (a) Subject to the terms of this Agreement, Service Provider hereby grants, and Novation, VHA, UHC and HPPI each hereby accepts, a nontransferable, non-assignable (except to Affiliates of Novation, VHA, UHC or HPPI), non-exclusive, limited and

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                                    royalty-free license to modify and use the
                                    GHX Exchange Software solely in accordance with this Section 6.4.3; provided, however, that Novation, VHA, UHC and HPPI each -------- ------- agrees not to exercise its rights under such license to the GHX Exchange Software unless and until the occurrence of an Activation Event. Upon such occurrence, Novation, VHA, UHC and HPPI each may use the GHX Exchange Software to operate the GHX Exchange solely for the benefit of Participating Members and limited to the extent necessary to cause Suppliers' products to remain available for purchase by Participating Members. Subject to the conditions set forth herein, Novation, VHA, UHC and HPPI each shall have the right to run such software on an unlimited number of servers which it controls and shall ensure that no distribution of such software is permitted to any third party.

                           (b) Novation's, VHA's, UHC's and HPPI's license to use the GHX Exchange Software set forth in Section 6.4.3(a) is limited solely to the extent necessary to enable Participating Members to use the GHX Exchange in the state it exists as of the date of an Activation Event, and only for such limited purpose. Novation, VHA, UHC and HPPI will each be entitled: (i) to modify and make derivative works of the Client Software; (ii) to use, reproduce, transmit and copy the Client Software, and (iii) to sublicense the Client Software to Participating Members; provided, however, Novation, VHA, UHC and HPPI each -------- ------- agrees not to use, reproduce, transmit, copy, distribute or sublicense the Client Software until the occurrence of an Activation Event.

                           (c)      In connection with the license granted under
                                    Section 6.4.3(a), Novation, VHA, UHC and
                                    HPPI each shall have the right to use
                                    Updates to the Client Software that may
                                    become available to Participating Members.
                                    Upon such availability of Updates to the Client Software or GHX Exchange Software, as the case may be, Service Provider shall provide each of Novation, VHA, UHC and HPPI with one copy of each such Update (in object code form only) without additional charge. Additionally, every six months during the Term of this Agreement, upon the request of Novation, VHA, UHC or HPPI Service Provider shall deliver to each of Novation, VHA, UHC and HPPI, at no charge, the current version of the GHX Exchange Software (in object code form only) being used by Service Provider in operating the GHX Exchange at such time.

                           (d) The licenses set forth in Sections 6.4.3(a) and (b) shall be activated upon the occurrence of any of the following events (each an "ACTIVATION EVENT"): (i) Service Provider or its successor in interest makes a determination that it will no longer operate the GHX Exchange (such determination will be evidenced by: (A) Service Provider or its successor in interest giving written notice thereof; or (B) Service Provider or its successor in interest ceasing to operate the GHX Exchange, and failing to respond to a written request from Novation, VHA, UHC or HPPI for confirmation of such cessation within [****] of Service Provider's receipt of such written request); (ii) Service Provider has ceased its ongoing business operations, or has ceased the sale, licensing, maintenance or other support of the Client Software and no successor of Service Provider has undertaken the sale, licensing, maintenance and/or support of the Client Software; or (iii) the GHX Exchange is not available to at least [*****] of Participating Members or is not available to at least [*****] of the Suppliers integrated with the GHX Exchange, where the period of unavailability in either case is [*****] or greater, and the foregoing is not due to a Force Majeure event. For purposes of this paragraph, unavailability of the GHX Exchange means that the designated participants are unable to transmit and receive transaction communications due to failure of Service Provider systems and operations and not due to any outside factors that are outside of Service Provider's control.

                           (e) Novation, VHA, UHC and HPPI's rights related to the GHX Exchange Software and Client Software that are licensed to Novation, VHA, UHC and HPPI by Service Provider under this
                                    Section 6.4.3 shall cease upon the first to occur of following events:

                                    (i)     The end of the Initial Term, or if
                                            this Agreement has been renewed
                                            prior to the Activation Event, the
                                            Renewal Term.

                                    (ii)    Immediately upon termination of this
                                            Agreement if this Agreement has been
                                            terminated by Service Provider as a
                                            result of an uncured material breach
                                            by Novation, VHA, UHC or HPPI.

                                    (iii)   If Novation, VHA, UHC and HPPI's
                                            rights are activated as a result of
                                            the event described in clause (iii)
                                            of Section 6.4.3(d), then such
                                            rights shall cease at such time when
                                            Service Provider has cured the
                                            factors that have caused such event
                                            to occur and Service Provider
                                            becomes able to fulfill its
                                            obligations under the Member
                                            Agreements to provide the GHX
                                            Exchange, and Service Provider is
                                            able to demonstrate such capability
                                            to Novation's reasonable
                                            satisfaction.

                  6.4.4 Third Party Technology. Service Provider agrees to reasonably assist and cooperate with Novation, VHA, UHC and HPPI in their efforts to obtain, within ninety (90) days after the Effective Date of this Agreement, a non-exclusive sublicense for each of Novation, VHA, UHC and HPPI to use, and sublicense the Third Party Technology to Participating Members solely for the purposes of operating the GHX Exchange and distributing the Client Software as necessary for such operation in accordance with these terms. Service Provider shall not be required to assume any additional fees or costs in connection with its obligations under this section, and Novation, VHA, UHC and HPPI shall be responsible for all license fees and costs, including attorney fees, associated with obtaining such rights from such Third Party Technology providers.

                  6.4.5    Source Code Escrow.

                           (a) Prior to the Effective Date, Service Provider shall have deposited a current version of the source code (to the extent such source code is owned by Service Provider) for the GHX Exchange Software and the Client Software and any other software required to provide the Services and any associated documentation that exists, other than software relating to the Novation Marketplace as it exists immediately before the Effective Time (the "CURRENT VERSION") with Iron Mountain, Inc. or another escrow agent reasonably agreed by the Parties (the "ESCROW AGENT") pursuant to an escrow agreement executed by each of the Parties and the Escrow Agent, in form and substance satisfactory to each of the Parties ("ESCROW AGREEMENT"). The Escrow Agreement shall be based on the Escrow Agent's standard three-party master escrow agreement form, with release conditions conforming to the Activation Events and such other changes as are approved by the Parties. None of the Parties shall unreasonably withhold or delay its approval of the Escrow Agreement. Service Provider further agrees to deposit copies of the source code of any Updates or other modifications to the GHX Exchange Software or the Client Software (together with the Current Version, the "SOURCE CODE"), to the extent there are Updates or other modifications delivered to Novation, VHA, UHC and HPPI, each [*****] during the Term of this Agreement. Promptly after the Effective Date and from to time to time hereafter, Service Provider shall deposit, or cause to be deposited all source code relating to NPS in the escrow arrangements contemplated by the Escrow Agreement.

                           (b) Upon the occurrence of an Activation Event (as verified in accordance with the terms of the escrow agreement), Novation, VHA, UHC and HPPI each may exercise its rights under the licenses set forth in Section 6.4.3 above with respect to the Source Code, and the Escrow Agent shall deliver the Source

                                    Code to each of Novation, VHA, UHC and HPPI.
                                    Upon the delivery of the Source Code by the Escrow Agent, Novation, VHA, UHC and HPPI each shall maintain the Source Code in confidence in accordance with Section 10.1. Novation, VHA, UHC and HPPI each shall use the Source Code to exercise Novation, VHA, UHC and HPPI's rights under Section 6.4.3 and for no other purpose. Novation, VHA, UHC and HPPI each shall promptly return the Source Code to escrow upon the first to occur of: (a) the expiration of the Initial Term or if this Agreement has been renewed prior to the Activation Event, the Renewal Term; (b) immediately upon termination of this Agreement if this Agreement has been terminated by Service Provider as a result of an uncured material breach by Novation, VHA, UHC and HPPI; (c) if Novation, VHA, UHC and HPPI's rights with respect to the Source Code are activated as a result of the event described in clause (iii) of Section 6.4.3(d), then such rights shall cease at such time when Service Provider has cured the factors that have caused such event to occur and Service Provider becomes able to fulfill its obligations to make the GHX Exchange available, and Service Provider is able to demonstrate such capability to Novation's reasonable satisfaction; or (d) when Novation, VHA, UHC and HPPI have no further need to utilize the licenses granted in this Section 6.4. Novation, VHA, UHC and HPPI shall each be liable to Service Provider for all damages incurred by Service Provider arising from or relating to any unauthorized disclosure of the Source Code by it, or any third party operating under the direction of it. All expenses associated with providing the Source Code escrow for the benefit of Novation, VHA, UHC and HPPI shall be paid by Novation.

                           (c) Service Provider shall cause Neoforma (or its successor, if any) to maintain in full force and effect any source code escrow in effect on the Effective Date until the Migration Deadline. Service Provider shall also cause Neoforma (or its successor) to promptly deposit in such escrow any and all material revisions or modifications after the Effective Date to the software that is the subject of such escrow. In lieu of the foregoing, Service Provider may subject all such software to the Escrow Agreement, in which case "Source Code" shall be deemed to include, in addition to the GHX Exchange Software and Client Software, all the corresponding software relating to the Novation Marketplace.

                  6.4.6 Proprietary Rights; Restrictions. Notwithstanding anything to the contrary expressed or implied in this Agreement, Service Provider (or, as applicable, its licensors) retains all right, title, interest, and Intellectual Property Rights in and to the GHX Exchange and any derivative works thereof. Except only as expressly set forth in this Section 6.4, none of Novation, VHA, UHC or HPPI may itself, or allow any third party to: (a) modify or otherwise generate any derivative works from the GHX Exchange; or (b) disassemble, decompile or otherwise reverse engineer the GHX Exchange or attempt to reveal the trade secrets, know-how, source code (except as expressly permitted under Section 6.4.5), or structure underlying the GHX Exchange. None of Novation, VHA, UHC or HPPI shall provide access to the GHX Exchange to any third party except as is expressly authorized in this Agreement. Service Provider reserves to itself all rights with respect to the GHX Exchange not expressly granted to Novation, VHA, UHC or HPPI under this Agreement.

7.       FEES AND TAXES

         7.1 Fees. [*****] shall pay the fees set forth as part of EXHIBIT B ("SCOPE OF SERVICES") for [*****], the [*****], [*****] and
                  the [*****] (the "SERVICE FEES"). Fees for [*****] (other than [*****] and [*****]) shall be as set forth in the applicable [*****]. [*****] who wish to receive the [*****] shall be responsible for the [*****].

         7.2 Taxes. Service Provider, Novation, VHA, UHC and HPPI shall take reasonable steps to cooperate to minimize any local, state, national and foreign taxes (including, without limitation, sales, use and VAT taxes which may apply), licenses, export/import fees and any other fees or similar obligations relating to any sale, rental or lease of a Product through the Novation Marketplace or the GHX Exchange or relating to [*****].

         7.3 Other Expenses. No Party shall be required to pay to any other Party any amounts for the performance of their respective obligations hereunder other than those expressly set forth in this Agreement.

         7.4      Payment Terms.

                  7.4.1 Invoices. Service Provider shall issue to Novation at least thirty (30) days prior to the beginning of a calendar month an invoice for the Service Fees and other charges due Service Provider for such calendar month hereunder and not otherwise invoiced (collectively, "CHARGES").

                  7.4.2 Payments. All invoices submitted by Service Provider to Novation are due and payable on or before the first day of a calendar month.

                  7.4.3 Credits. With respect to any amounts to be paid or reimbursed by Service Provider to Novation pursuant to this Agreement or pursuant to liquidated damages provisions, as set forth in Section 2.3.1, Service Provider may, at its option, pay such amounts to Novation by giving Novation a credit to be applied against Charges otherwise payable to Service Provider.

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         7.5      Member-Based Pricing.

                  7.5.1 Conversion to Member-Based Pricing. Except for [*****] Member-Based Pricing (as addressed in 7.5.2), the Parties shall begin to convert to pricing based on payment for the [*****] by the Members ("MEMBER-BASED PRICING") by [*****]. Notwithstanding the foregoing, upon the prior written approval of VHA, UHC and Novation, they may elect to [*****] the date for conversion to Member-Based Pricing at any time. Upon the earlier of written notice from Novation that Novation, VHA and UHC have elected to proceed with Member-Based Pricing on [*****] basis, or [*****], the Parties shall work together in good faith to develop a detailed plan for such conversion beginning at least [*****] prior to the anticipated date of conversion to Member-Based Pricing. Upon written approval of such a Plan by each of Novation, VHA and UHC, each Party shall be obligated hereunder to take the respective actions set forth under such plan by the applicable deadlines set forth therein. In developing the detailed plan, the parties shall negotiate appropriate amendments to this Agreement to
                           (i) credit in full against the [*****] [*****] amounts collected from [*****] of [*****] and/or [*****] paying under Member-Based Pricing, and (ii) specify payment mechanics to effect the foregoing credit.

                  7.5.2 [*****] Member-Based Pricing. Notwithstanding Section 7.5.1, [*****] Members shall pay for access to the [*****] (including any [*****] services if they so elect) through Member-Based Pricing as of the Effective Date, which Member-Based Pricing shall be subject to Section 2.2.3.


8.       TERM AND TERMINATION

         8.1 Initial Term. This Agreement shall become effective at the Effective Time and will remain in effect until 11:59 P.M. Central Time Zone on December 31, 2011 (the "INITIAL TERM"), unless terminated earlier in accordance with the terms of this Agreement.

         8.2 Renewal and Extension of Term. None of the Parties shall be obligated to renew or extend this Agreement beyond the Initial Term. However, if Service Provider wishes to extend or renew this Agreement, then at least [*****] prior to the expiration of the Initial Term, Service Provider shall deliver to each of the other Parties a proposal describing the terms on which this Agreement would be extended for an additional [*****] ("RENEWAL PROPOSAL"). The pricing in the Renewal Proposal shall be the most favorable pricing that Service Provider provides, directly or indirectly, to any Person that receives services that are the same as or substantially similar to any of the Services to be provided during the Renewal Term, unless

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                  otherwise specifically disclosed in the Renewal Proposal (such disclosure to include how the proposed pricing differs from any more favorable pricing). At least [*****] prior to the expiration of the Initial Term, each of Novation, VHA or UHC shall provide notice to Service Provider and to the other Parties of its intent to (i) accept the Renewal Proposal describing the terms on which this Agreement will be extended, and the appropriate Parties shall promptly begin drafting a renewal agreement including such terms; (ii) not renew this Agreement ("NON-RENEWAL NOTICE"); or (iii) negotiate with Service Provider the terms on which to renew the Agreement.
                  Any statement or notice of such intent by a Party is not binding on any other Party. In the event that all of the Parties agree in writing on terms for a Renewal Term, the Agreement shall, except as otherwise expressly agreed in writing, renew for one (1) [*****] term after the completion of the Initial Term ( "RENEWAL Term"). The Initial Term and any and all renewals or extensions thereof and any Termination Assistance Period are referred to herein as the "TERM".

         8.3      Termination for Cause or Dissolution.

                  8.3.1 For Cause. Each of Service Provider and Novation will have the right to terminate this Agreement if such other Party breaches any of its obligations under this Agreement in any material respect unless the breaching Party (x) cures such breach within [*****] after receiving written notice of such breach or (y) if such breach is not curable within such [*****] period, makes substantial progress in curing such breach within such [*****] period and cures such breach within [*****] after receiving written notice of such breach. Novation may terminate this Agreement
                           (i) for Service Provider's failure to meet its Service Level obligations hereunder only as set forth in Exhibit C or (ii) if Service Provider is unable to perform for more than [*****] all or a substantial portion of the Services due to any third party claim of infringement or misappropriation of Intellectual Property Rights whether or not it is the subject of indemnification hereunder. Any dispute regarding whether a breach has occurred or has been cured or the nature of such breach shall be addressed in accordance with Section 17.

                  8.3.2    [*****] [*****]. [*****] that the [*****], [*****]
                           [*****], [*****] from [*****] [*****] to [*****],
                           [*****] [*****] and [*****] ("[*****]") is [*****]
                           (and [*****] [*****] by [*****] [*****] [*****]) (the
                           "[*****]"), as [*****] the [*****] by [*****] [*****]
                           or [*****] in a [*****] [*****] to [*****], [*****]
                           of [*****], [*****] and [*****] shall, [*****] to
                           [*****] [*****] [*****], [*****] [*****] [*****]
                           [*****] for the [*****] of the [*****] [*****] with
                           [*****] upon the [*****] and [*****] [*****], with
                           the [*****] [*****] for the [*****] to be [*****]
                           [*****] the [*****] [*****] [*****] to be [*****] as

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                           [*****] in [*****] by [*****] and shall [*****]
                           [*****] the [*****] [*****] [*****] [*****] [*****].
                           [*****] shall [*****] in [*****] with [*****] or
                           [*****] if [*****] [*****] [*****] to [*****] the
                           [*****] to be [*****] [*****] [*****] a [*****]
                           [*****] in [*****] to [*****] [*****]'s [*****] and
                           the [*****] [*****] for [*****] [*****]; provided
                           that, if [*****] [*****] to [*****] [*****] [*****]
                           and [*****], [*****] shall [*****] [*****] [*****] to
                           [*****] [*****] by an [*****] [*****] [*****] [*****]
                           its [*****] are [*****]. If [*****] by [*****]
                           [*****] or [*****] of [*****] or [*****], [*****]
                           shall [*****] a [*****] "[*****]" for the [*****]
                           [*****] [*****] and [*****] a [*****] [*****] for
                           [*****] [*****] .

                  8.3.3 Termination of Merger Agreement. This Agreement shall terminate, automatically and without notice, if, prior to the Effective Time, the Merger Agreement is terminated in accordance with its terms.

         8.4      Termination for Insolvency Events.

                  8.4.1 Service Provider Insolvency Event. If Service Provider becomes or is declared insolvent, becomes subject to a voluntary or involuntary bankruptcy or similar proceeding, or makes an assignment for the benefit of all or substantially of all of its creditors ("INSOLVENCY EVENT"), then in such event, Novation may terminate this Agreement immediately upon providing written notice of termination to Service Provider or, if such termination is subject to any statutory provision or judicial order staying such action, seek leave to modify such stay so as to terminate this Agreement.

                  8.4.2 Novation Insolvency Event. If Novation becomes the subject of an Insolvency Event, each of Service Provider, VHA and UHC shall, pursuant to good faith negotiations, enter into separate agreements for the remainder of the current Term with Service Provider upon the terms and conditions hereof, with the aggregate price for the Services to be rendered under the new separate agreements to be allocated as directed in writing by VHA and UHC and shall not exceed the total amounts otherwise due hereunder. Service Provider shall negotiate in good faith with VHA or UHC if such Party wishes to reduce the Services to be received under such a separate agreement in order to reduce Service Provider's costs and the amounts due for such Services; provided that, if Service Provider agrees to reduce such Services and Fees, Service Provider shall have no obligation to reduce fees by an amount greater than its costs are reduced. If requested by any one or more of VHA or UHC, Service Provider shall establish a separate "look and feel" for the Party so requesting and charge a reasonable fee for such service.

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                  8.4.3    [*****] [*****] [*****] [*****]. [*****] [*****]
                           [*****] [*****] (the "[*****]") [*****] the [*****]
                           [*****] [*****] [*****] [*****], [*****] of [*****]
                           and the [*****] [*****] ([*****] [*****] and the
                           [*****]) (the "[*****]") shall, [*****] to [*****]
                           [*****], [*****] [*****] [*****] [*****] for the
                           [*****] of the [*****] [*****] with [*****] [*****]
                           the [*****] and [*****] [*****], with the [*****]
                           [*****] for the [*****] to be [*****] [*****] the
                           [*****] [*****] [*****] to be [*****] as [*****]
                           [*****] [*****] [*****] by the [*****]. [*****] shall
                           [*****] in [*****] with [*****] [*****] if [*****]
                           [*****] [*****] to [*****] the [*****] to be [*****]
                           [*****] [*****] a [*****] [*****] in [*****] to
                           [*****] [*****]'s [*****] and the [*****] [*****] for
                           [*****] [*****] as [*****] a [*****] of [*****]'s
                           [*****] and the [*****] [*****] for [*****] [*****]
                           as [*****] a [*****] of [*****]'s [*****] and the
                           [*****] [*****] for [*****] by [*****] of the [*****]
                           of [*****] to the [*****]. [*****] [*****] [*****]
                           shall [*****] [*****] [*****] the [*****] [*****]:
                           (a) the [*****] [*****] for the [*****] to be [*****]
                           [*****] the [*****] [*****] [*****] shall [*****]
                           [*****] [*****] the [*****] [*****] [*****]; (b)
                           [*****] shall [*****] [*****] [*****] to [*****]
                           [*****] [*****] an [*****] [*****] [*****] its
                           [*****] are [*****]; (c) [*****] shall [*****]
                           [*****] [*****] to [*****] [*****] than [*****]
                           [*****] (as defined below) [*****] to the [*****];
                           (d) [*****] [*****] shall [*****] the [*****] to
                           [*****] [*****] [*****] as [*****] [*****] if,
                           [*****] a [*****] [*****] [*****] [*****] ([*****]
                           the [*****] and [*****] [*****]) [*****], it [*****]
                           [*****] the [*****] to [*****] the [*****] [*****] it
                           [*****] [*****] to the [*****] for [*****] [*****]
                           [*****] to [*****] [*****][*****] [*****] [*****]
                           [*****] [*****] [*****] to the [*****]; and (e)
                           [*****] shall [*****] [*****] the [*****] to [*****]
                           [*****] as [*****] [*****] [*****] if , [*****] a
                           [*****] [*****] [*****] ([*****] the [*****] and
                           [*****] [*****]) [*****], [*****] [*****] [*****] the
                           [*****] [*****] it [*****] to the [*****] [*****] to
                           the [*****] and [*****] the [*****] to [*****] an
                           [*****] [*****] for [*****] [*****] at [*****] to
                           (and [*****] [*****] [*****]) the [*****]' [*****]
                           [*****] to the [*****]. In the event that [*****]
                           [*****] [*****] [*****] and the [*****] [*****] to
                           [*****] [*****] [*****] for the [*****] of the
                           [*****] [*****], [*****] any of [*****] or the
                           [*****] [*****] [*****] [*****] [*****]. [*****]
                           [*****] by [*****] [*****] or [*****] of [*****],
                           [*****] shall [*****] a [*****] "[*****]" for the
                           [*****] [*****] [*****] and [*****] a [*****] [*****]
                           for [*****] [*****]. [*****] [*****] [*****] [*****]
                           is [*****] to [*****] a [*****] or [*****] of [*****]
                           [*****] that [*****] or [*****] [*****] [*****]
                           [*****][*****] [*****] [*****] that [*****] the
                           [*****] of an [*****] or [*****] [*****]. [*****],
                           and [*****] [*****] [*****][*****] [*****]
                           [*****],[*****] [*****] [*****] [*****] [*****]

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                           [*****] [*****] [*****] to [*****] the [*****] of an
                           [*****] to [*****]. "[*****]" [*****] [*****], with
                           respect to [*****] and the [*****] [*****]
                           [*****],[*****] [*****] [*****]'s [*****] of the
                           [*****] [*****] [*****] the [*****] [*****] [*****]
                           [*****] [*****] [*****] to the [*****].

         8.5 Termination Upon Service Provider Change of Control. Service Provider shall promptly notify Novation of the effectiveness of any Service Provider Change of Control. In the event Novation has not previously consented to a Service Provider Change of Control, Novation shall have the right to terminate this Agreement effective on the date specified in Novation's notice of termination, in the event of receipt of any such notice from Service Provider of a Service Provider Change of Control, or upon the effectiveness of any Service Provider Change of Control or thereafter in the event no notice is given in accordance herewith.

         8.6 Return of Materials. Upon termination or expiration of this Agreement and any applicable Termination Assistance Period for any reason, Service Provider, Novation and each of the Alliances shall promptly return to the other Parties, and shall not take, use or disclose, all records (in any form, format or medium) containing or relating to Service Provider Materials or Novation Materials or the Confidential Information of the other Parties, except that Service Provider and Novation may each maintain a copy of such records for archival purposes, to meet obligations to joint owners of Transaction Data, to comply with laws, for internal audit purposes, for purposes of defense of litigation, for continuity of business purposes and to establish or protect a Party's rights under this Agreement, and Novation shall provide a copy to each of VHA, UHC and HPPI for such purposes.

         8.7 Survival. All rights and obligations with regard to information disclosed or matters occurring or arising before the effective date of termination, and all rights and obligations which by their terms are intended to survive termination or expiration of this Agreement, will survive such termination or expiration, including, without limitation, the rights and obligations set forth in Sections 6.4.3, 6.4.5, 6.4.6, 8.6, 8.7, 8.8, 8.9, 9, 10, 11.3.2, 11.4, 14, 15, 16,
                  17, 18 and 19, and the final sentence of Section 2.5.4(d). The foregoing rights and remedies shall be cumulative and in addition to all other rights and remedies available in law and in equity.

         8.8 Termination Assistance Services. Upon the later of termination or expiration of this Agreement or the end of the Termination Assistance Period, Service Provider will (i) de-activate all Identifications of Novation, the Alliances and all Participating Members who are not subject to Member-Based Pricing at such time, and (ii) if this Agreement has expired or if any party other than Service Provider has terminated this Agreement in accordance with Section 8.3.1, refund an allocable portion of Fees paid for any period after

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                  termination and provide Novation and each Alliance with an electronic copy of the Member Data and [*****] . Service Provider hereby grants to Novation and each Alliance the perpetual right to use the foregoing materials for their use internally and with their Members and, if applicable, for re-hosting and use on an e-commerce system that is competitive with the GHX Exchange, solely for the use of Novation, the Alliances and their Members. Service Provider will provide the Termination Assistance Services during the Termination Assistance Period. Except as otherwise provided in this
                  Section 8.8, this Agreement shall remain in full force and effect during the Termination Assistance Period. For the first [*****] of the Termination Assistance Period, the Charges required to be paid hereunder shall be reduced by [*****]. Thereafter, Termination Assistance Services shall be provided at Service Provider's then-current Charges.

         8.9 Equitable Remedies. Each Party reserves its rights to seek equitable relief in connection with the enforcement of any of its rights hereunder. If a court of competent jurisdiction should find that any Party has breached (or attempted or threatened to breach) any of its obligations hereunder, such Party agrees that even without any additional findings of irreparable injury or other conditions to injunctive relief, it shall not oppose the entry of an appropriate order compelling performance by it or restraining it from further breaches (or attempted or threatened breaches).

9.       DATA RIGHTS;  INTELLECTUAL PROPERTY

         9.1      Data Rights.

                  9.1.1 Member Data. Novation shall have the right to access and use all Member Data as provided herein. For purposes of this Agreement, "MEMBER DATA" shall be defined as Transaction Data with respect to which either (i) the applicable Participating Member or
                           (ii) the applicable Supplier has consented to Novation's and the applicable Alliance's access to and use of such Transaction Data either pursuant to an agreement with Service Provider or Neoforma or as separately agreed between the Member or Supplier, as applicable, and Novation. During the Term, (i) access of Novation or the applicable Alliance to Member Data arising solely from the consent of a particular Participating Member shall continue as long as the Member remains a Participating Member and is subject to an agreement with Service Provider or Neoforma and as long as such Participating Member's consent to such access remains in effect, and (ii) Novation's access to Member Data arising solely from a Supplier's consent shall continue as long as the Supplier's consent to such access remains uncontested and in effect.


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                  9.1.2    Transaction Data. As between the Parties to this
                           Agreement, the parties to each transaction that is executed in whole or in part via the GHX Exchange or Novation Marketplace after the Effective Time (e.g., the applicable Supplier and Participating Member) will each own the Transaction Data relating to such transaction. Neither Service Provider nor Novation may disclose any Transaction Data to any third party without the consent of one of the owners of such Transaction Data. All Transaction Data will be deemed to be Confidential Information and therefore subject to the provisions of Article 10 hereof (and subject to rights and restrictions related to such Transaction Data as apply between the Member and Service Provider, Neoforma or Novation, as the case may be).

                  9.1.3 Aggregated GHX Data. Service Provider will not include Transaction Data in Aggregated GHX Data without the consent of both the Supplier and the Participating Member that are parties to the transaction to which the Transaction Data relates. Notwithstanding any provision of this Agreement to the contrary, (i) no Aggregated GHX Data shall be compiled by Service Provider or any of its Affiliates in which Members are parties to more than [*****] of the transactions that generate the Transaction Data included in the compilation of Aggregated GHX Data,
                           (ii) neither Service Provider nor any of its Affiliates, (including, without limitation, any other
                           GPO) shall have the right to use any Transaction Data of Members of any Alliance to create Aggregated GHX Data that permits a recipient to compare GPOs or to compare academic medical centers and non-academic medical centers, and (iii) each of VHA, UHC and HPPI shall have the right (subject to the terms of any license or other permission of its Members) to aggregate Member Data, to prepare Aggregated Alliance Member Data and to perform analysis using Member Data with respect to each of their Members in each of its sole discretion. If Service Provider begins offering Aggregated GHX Data to third parties during the Term, then Service Provider shall provide Aggregated GHX Data that is based in part on the Member Data to Novation [*****] during the [*****] period following the Effective Date and, following such period but prior to the expiration or termination of the Term, at pricing [*****] [*****] [*****] the [*****]
                           [*****] [*****] by [*****] to [*****] [*****] [*****]
                           [*****] [*****] with [*****].

                  9.1.4 Aggregated Alliance Member Data. Each of VHA, UHC and HPPI hereby grant the following licenses with respect to its Aggregated Alliance Member Data:


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                           (a)      A nonexclusive, non-transferable
                                    royalty-free license to Novation to access and use such Aggregated Alliance Member Data only as directed by each of VHA, UHC or HPPI ; and

                           (b)      A nonexclusive, non-transferable
                                    royalty-free license to Service Provider to use such Aggregated Alliance Member Data only to the extent that such use is: (i) required for the performance of Service Provider's obligations pursuant to this Agreement and (ii) in accordance with the confidentiality provisions of Section 10.

                           Assuming that it has the requisite rights from its Members, each Alliance may prepare (or cause a third party, including Service Provider, to prepare on its behalf) any and all (i) Aggregated Alliance Member Data that the Alliance deems appropriate with respect to its Members and (ii) combinations of such data that two or more of the Alliances may deem appropriate with respect to each of their Aggregated Alliance Member Data, in each case without the consent of or license from any Supplier.

                  9.1.5 Product Data. All Product Data provided by a Supplier shall be owned by the Supplier of the Product which the Product Data describes.

         9.2 Analytic Data. Subject to the rights of Members and Service Provider with respect to the underlying Transaction Data, all Analytic Data shall be owned by Novation. Novation hereby grants to each of UHC, VHA and HPPI a non-exclusive, royalty-free license to use for any purposes whatsoever the Analytic Data that Novation owns.

         9.3 No Other Licenses or Use. Except as expressly set forth in this Section 9, none of the Alliances, Novation or Service Provider grants any license, express or implied, in any of the Transaction Data, Product Data, Analytic Data, [*****] Data or [*****]. The failure to abide by the terms and conditions of this Section 9 shall constitute a material default of this Agreement.

         9.4 Ownership by Third Parties. The GHX Exchange, the Novation Marketplace [*****] and the AllSource(R) Catalog contain third party Marks and other Intellectual Property belonging to third parties, including Product Data and Transaction Data. All such Intellectual Property is and will remain the property of its respective owners. The Parties acknowledge that, from time to time, the Parties may use third parties to provide certain data for use on or in connection with the GHX Exchange and the Novation Marketplace pursuant to a separate agreement with a third party (e.g., supply line data that is provided by [*****]). The Parties acknowledge that all data that a Party gathers or develops independent of this Agreement shall not be covered by this Agreement, provided that Service Provider shall not solicit any such information from a Member without

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                  fully disclosing to the Member all intended uses for which such information is being collected and will be used.

         9.5      Intellectual Property.

                  9.5.1 Deliverables. As between Service Provider and VHA, UHC, HPPI or Novation, as the case may be, the ownership of all Deliverables created pursuant to
                           Section 4 of this Agreement and all Intellectual Property Rights related thereto shall be mutually agreed by the parties to each SOW and set forth therein.

                  9.5.2 Proprietary Rights; Restrictions. Notwithstanding anything to the contrary expressed or implied in this Agreement, but subject to Article 4 hereof, each Party (or, as applicable, its licensors) retains all right, title, interest in and to its Intellectual Property, and any derivative works thereof and improvements thereto, and each Party reserves to itself all rights with respect thereto. For purposes of this Agreement, "INTELLECTUAL PROPERTY" collectively means any and all copyrights, patents, patent registration rights, business processes, data rights, mask works, Marks and associated goodwill, trade secrets, know how, moral rights, design and so-called "look and feel" and graphical user interface, data flows, product and connectivity specifications, schematics, documentation, source code and object code, data maps and definitions and other proprietary rights of each Party, whether such is now existing or may hereafter come into existence. With respect to Service Provider, Intellectual Property includes, without limitation: (i) the GHX Exchange (including, without limitation, all web pages of such Exchange and Service Provider's proprietary XML schema and document type definitions, to the extent that the same exist); (ii) the AllSource(R) Catalog; and (iii) Aggregated GHX Data, but excluding in each of (i) through (iii) Transaction Data and Product Data. With respect to Novation, Intellectual Property includes, without limitation: (i) Novation Materials; (ii) Intellectual Property comprising or included in Novation Proprietary Services; but excluding in each of (i) and (ii) Transaction Data and Product Data. As between Service Provider and Novation on the one hand, and each of VHA, UHC and HPPI on the other hand, each of VHA, UHC and HPPI shall own the Aggregated Alliance Member Data with respect to its Members. Notwithstanding the foregoing and except as expressly provided in Section 9.1.2, nothing in this Agreement shall affect any Party's ownership or other rights in Intellectual Property created or arising prior to the Effective Date.

10.      SAFEGUARDING OF DATA; CONFIDENTIALITY

         10.1     Confidentiality.

                  10.1.1 Confidential Information. "CONFIDENTIAL INFORMATION" means (i) business or technical information of any Party, including, without limitation, information relating to a Party's product plans, designs, costs, product prices, finances, marketing plans, business opportunities, personnel, research, development, know-how or the pricing information available to Members, (ii) any information designated "confidential" or "proprietary" or which, under the circumstances, should reasonably have been understood to be confidential, (iii) the terms and conditions of this Agreement, (iv) all Transaction Data, except as provided in Section 9, (v) as to Novation and the Alliances, all [*****] , except as provided in
                           Section 9, (vi) with respect to an Alliance, information regarding the affairs and business of their respective Affiliates, Members or customers,
                           (vii) with respect to Novation, all Novation
                           Materials, the Novation Contracts and all information contained therein or related thereto, (viii) with respect to Novation and each Alliance, all Aggregated Alliance Member Data relating to the Members of such Alliance, (ix) with respect to GHX, all Aggregated GHX Data and (x) with respect to Novation and each Alliance, all Analytic Data relating to the Members of such Alliance.

                  10.1.2   Confidentiality Obligations. Each Party agrees that
                           (i) it will not use or disclose to any other Party or third Person including its Affiliates (other than its wholly-owned subsidiaries) any Confidential Information disclosed to it by any other Party except as contemplated by this Agreement and (ii) it will take all reasonable measures to maintain the confidentiality of all Confidential Information of each other Party in its possession or control, which will in no event be less than the measures it uses to maintain the confidentiality of its own information of similar importance.

                  10.1.3 Exclusions. Section 10.1.2 will not prevent a Party from disclosing Information that such Party demonstrates: (i) is owned by such Party or its Affiliates or is already known (except via a breach of this Agreement) by the recipient Party or its Affiliates without an obligation of confidentiality other than under this Agreement, (ii) is publicly known or becomes publicly known through no breach of this Agreement or other unauthorized act of the recipient Party, (iii) is rightfully received from a third party, provided that (A) the source is not known to be bound by a confidentiality agreement, and
                           (B) this clause (iii) shall in no event apply to Transaction Data transmitted by or to Members, or
                           (iv) is independently developed by employees of a Party or an Affiliate of a Party without use of the other Party's Confidential Information. If Confidential Information is required to be disclosed pursuant to a requirement of a governmental authority, such Confidential Information may be disclosed pursuant to such requirement so long as the Party required to disclose the Confidential Information, to the extent possible, (i) provides the Party that owns the Confidential Information with timely prior notice of such requirement and

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                           coordinates with such other Party in an effort to
                           limit the nature and scope of such required disclosure and (ii) uses commercially reasonable efforts to ensure that, within applicable law, such Confidential Information will not be further disclosed. If Confidential Information is required to be disclosed in connection with the conduct of any arbitration proceeding conducted pursuant to Section 17, such Confidential Information may be disclosed pursuant to and in accordance with the approval and at the direction of the arbitrator conducting such proceeding.

                  10.1.4 No License. Nothing contained in this Section 10.1 will be construed as obligating a Party to disclose its Confidential Information to another Party, or as granting to or conferring on a Party, expressly or implied, any patent, copyright, Mark, trade secret or other Intellectual Property Rights or any license to the Confidential Information of the other Party.

                  10.1.5 Loss of Confidential Information. In the event of any breach by the recipient Party of this Section 10.1 that results in a disclosure or loss of, or inability to account for, any Confidential Information of the furnishing Party, the receiving Party shall promptly, at its own expense, (i) notify the furnishing Party in writing, (ii) take such commercially reasonable actions as may be necessary or reasonably requested by the furnishing Party to minimize the breach, and
                           (iii) cooperate in all reasonable respects with the furnishing Party to minimize the breach and any damage resulting therefrom.

         10.2 Safeguarding of Data. Service Provider shall maintain appropriate safeguards, consistent with prevailing industry standards, against the destruction, inappropriate disclosure, wrongful access or use, loss or alteration of Novation's or either Alliance's Confidential Information in the possession of Service Provider. In any event, Service Provider shall maintain safeguards that are no less rigorous than those maintained by Service Provider for its own information of a similar nature and, in no event, less than a reasonable level of safeguards. Novation and each Alliance shall maintain appropriate safeguards, consistent with prevailing industry standards, against the destruction, inappropriate disclosure, wrongful access or use, loss or alteration of Service Provider's Confidential Information in the possession of Novation or such Alliance, as the case may be. In any event, Novation and the Alliances shall maintain safeguards that are no less rigorous than those maintained by Novation and the Alliance for their own information of a similar nature and, in no event, less than a reasonable level of safeguards.

         10.3 Business Associate Provisions. To the extent reasonably requested by any Party, each Party will enter into one or more addenda to this Agreement to enable the other Parties to satisfy their obligations as business associates of the Members, including the obligation to extend certain confidentiality obligations to subcontractors of such a Party as a business associate.

11.      REPRESENTATIONS, WARRANTIES AND COVENANTS

         11.1 Representations by Service Provider. Service Provider represents and warrants to Novation, VHA, UHC and HPPI that each of the following statements in this Section 11.1 are true and correct as of the date hereof and as of the Effective Time (except as otherwise provided below).

                  11.1.1 Due Organization. Service Provider is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  11.1.2   Authority; Non-Contravention.

                           (a) Service Provider has all requisite limited liability company power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary limited liability company action on the part of Service Provider. This Agreement has been duly executed and delivered by Service Provider, and it constitutes the valid and binding obligation of Service Provider, enforceable against Service Provider in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally and general principles of equity.

                           (b) The execution and delivery of this Agreement by Service Provider does not, and the performance of this Agreement by Service Provider will not, (i) conflict with or violate the GHX Formation Agreement, the GHX LLC Agreement or other organizational documents of Service Provider, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Service Provider or by which Service Provider or any of its properties is bound or affected or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair Service Provider's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an encumbrance on any of the properties or assets of Service Provider pursuant to, any note, bond, mortgage, indenture, agreement, lease, license, permit, franchise or other instrument or obligation to which Service Provider is a party or by which Service Provider or its assets is bound or affected, except, in the case of clauses (ii) and
                                    (iii), for such conflicts, violations,
                                    breaches, defaults, impairments, or rights which, individually or in the aggregate, would not have a material adverse effect on Service Provider.

(c) No consent, approval, order or authorization of, or registration, declaration or filing with any governmental entity is required to be obtained or made by Service Provider in connection with the execution, delivery and performance of this Agreement, except those already obtained as of the Effective Date.

                  11.1.3 Performance. All Services will be performed throughout the Term in a professional and workmanlike manner.

                  11.1.4 Extension of Other Agreements. Except as otherwise provided on Exhibit N hereto, all agreements with members of Service Provider (including, without limitation, HCA Inc., Premier, Inc. and each of their Affiliates) have been extended until [*****] on the same terms as were in effect on [*****], other than amendments to its agreements with Premier, Inc., HCA Inc. and their respective Affiliates solely to conform certain provisions of such agreements to the provisions of this Agreement (the "Conforming Amendments"). Service Provider has provided accurate and complete copies of such agreements with each of such entities as they were in effect on [*****] (or prior to the date of the Merger Agreement in the case of the Conforming Amendments), except for the redaction of certain confidential information.

                  11.1.5 Source Code Escrow. As of the Effective Time, with respect to all Source Code owned or controlled by Service Provider immediately before the Effective Date, Service Provider has taken all actions required to be taken on or before the Effective Date pursuant to Section 6.4.5.

                  11.1.6   Agreements.

                           (a) All agreements between Service Provider and Suppliers that are currently in effect are in the form provided to Novation and the Alliance or have only immaterial modifications thereto.

                           (b) All agreements between Service Provider and any GPO that are currently in effect are set forth on Exhibit M and complete copies (subject to redaction of certain confidential information) have been provided to Novation and the Alliances. Exhibit M also sets forth any pricing policy, understanding or arrangement that is currently in effect with respect to any GPO that is not a party to an agreement with Service Provider or members of such a GPO.

                           (c) Service Provider charges a fee for all services that it provides to customers, except for its WebConnect product.

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         11.2     Representations by Novation, VHA, UHC and HPPI. Each of
                  Novation, VHA, UHC and HPPI, severally and not jointly, represents and warrants to Service Provider that the following statements made by it in this Section 11.2 are true and correct as of the date hereof and as of the Effective Time.

                  11.2.1 Due Organization. Novation is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware; UHC is a corporation duly organized, validly existing and in good standing under the laws of the state of Illinois; VHA is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware; HPPI is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware.

                  11.2.2   Authority; Non-Contravention.

                           (a) Each of Novation and HPPI has all requisite limited liability company power and authority, and each of VHA and UHC has all requisite corporate power and authority, to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary limited liability company action on the parts of Novation and HPPI and all necessary corporate action on the parts of VHA and UHC. This Agreement has been duly executed and delivered by Novation, VHA, UHC and HPPI, and it constitutes the valid and binding obligation of each of Novation, VHA, UHC and HPPI, enforceable against each of Novation, VHA, UHC and HPPI in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally and general principles of equity.

                           (b) The execution and delivery of this Agreement by Novation, VHA, UHC and HPPI does not, and the performance of this Agreement by each of Novation, VHA, UHC and HPPI will not, (i) conflict with or violate the limited liability company and corporate organizational documents, respectively, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Novation, VHA, UHC or HPPI or by which Novation, VHA, UHC or HPPI, or any of their respective properties are bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair Novation's, VHA's, UHC's or HPPI's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an encumbrance on any of the properties or assets of Novation, VHA, UHC or HPPI pursuant to, any note, bond, mortgage, indenture, agreement, lease, license, permit, franchise or other instrument or obligation to which Novation, VHA, UHC or HPPI is a party or by which Novation, VHA, UHC or HPPI, or any of their assets, is bound or affected, except, in the case of clauses (ii) and (iii), for such conflicts, violations, breaches, defaults, impairments, or rights which, individually or in the aggregate, would not have a material adverse effect on Novation, VHA, UHC or HPPI, respectively.

                           (c) No consent, approval, order or authorization of, or registration, declaration or filing with any governmental entity is required to be obtained or made by Novation, VHA, UHC or HPPI in connection with the execution, delivery and performance of this Agreement.

         11.3     Compliance with Laws and Regulations; Other Covenants.

                  11.3.1 Compliance with Laws. Service Provider represents and warrants that throughout the Term, Service Provider and the Services shall be and shall remain in compliance with all applicable federal, state and local laws and regulations. Each of Novation, VHA, UHC and HPPI represents and warrants that throughout the Term, Novation, VHA, UHC and HPPI shall be and shall remain in compliance with all applicable federal, state and local laws and regulations.

                  11.3.2 HHS and Comptroller General. Service Provider agrees that, until the expiration of four (4) years after the furnishing of any goods and services pursuant to this Agreement, it will make available, upon written request of the Secretary of Health and Human Services or the Comptroller General of the United States or any of their duly authorized representatives, copies of this Agreement and any books, documents, records and other data of Service Provider that are necessary to certify the nature and extent of the costs incurred by Members in purchasing such goods and services. If Service Provider carries out any of its duties under this Agreement through a subcontract with a related organization involving a value or cost of ten thousand dollars ($10,000) or more over a twelve-month period, Service Provider will cause such subcontract to contain a clause to the effect that, until the expiration of four (4) years after the furnishing of any good or service pursuant to said contract, the related organization will make available upon written request of the Secretary of Health and Human Services or the Comptroller General of the United States or any of their duly authorized representatives, copies of this Agreement and any books, documents, records and other data of said related organization that are necessary to certify the nature and extent of costs incurred by Service Provider for such goods or services. Service Provider shall give Novation, VHA, UHC and HPPI notice immediately upon receipt of any request from the Secretary of Health and Human Services or the

                           Comptroller General of the United States or any of their duly authorized representatives for disclosure of such information.

                  11.3.3 No Exclusion or Debarment. Service Provider represents and warrants, as of the Effective Date, that Service Provider has not: (a) been listed by any federal or state agency as excluded, debarred, suspended or otherwise ineligible to participate in federal and/or state programs; or (b) been convicted of any crime relating to any federal and/or state program. Service Provider further agrees to immediately notify Novation, VHA, UHC and HPPI in writing in the event Service Provider is listed by a federal or state agency as excluded, debarred, suspended or otherwise ineligible to participate in any federal and/or state programs or if Service Provider is convicted of any crime relating to any such program.

                  11.3.4 No Exchange of Competitively Sensitive Information. None of Novation, VHA, UHC or HPPI will use the Exchange or activities related to the Exchange for the purposes of exchanging among Suppliers or their Affiliates competitively sensitive information such as prices or terms of sale.

         11.4 Warranty Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH OF NOVATION, VHA, UHC AND HPPI DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. SERVICE PROVIDER MAKES NO REPRESENTATIONS, WARRANTIES OR COVENANTS TO ANY OTHER PARTY HEREUNDER WITH RESPECT TO ANY PRODUCTS SOLD THROUGH THE GHX EXCHANGE. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SERVICE PROVIDER PROVIDES ALL SERVICES HEREUNDER "AS IS." SERVICE PROVIDER HEREBY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE WITH REGARD TO THE SERVICES. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SERVICE PROVIDER MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO ACCURACY OF DATA. SERVICE PROVIDER DOES NOT WARRANT THAT IT WILL BE ABLE TO CORRECT ALL REPORTED DEFECTS IN THE SERVICES OR THAT USE OF THE SERVICES, ACCESS TO PRODUCT DATA OR LINKS TO OTHER SUPPLIER MATERIALS WILL BE UNINTERRUPTED OR ERROR-FREE. EXCEPT AS EXPRESSLY PROVIDED HEREIN, SERVICE PROVIDER PROVIDES NO WARRANTIES WITH RESPECT TO THE FUNCTIONALITY OF THE GHX EXCHANGE SOFTWARE AND THE CLIENT SOFTWARE. EXCEPT AS EXPRESSLY

                  PROVIDED HEREIN, SERVICE PROVIDER MAKES NO WARRANTY REGARDING FEATURES, SOFTWARE OR SERVICES PROVIDED BY THIRD PARTIES.

12.      USE OF SUBCONTRACTORS; RIGHTS TO REQUEST REPLACEMENT

         12.1 Generally. Service Provider may subcontract its obligations under this Agreement subject to the limitations imposed by this Section 12.1. Service Provider shall not subcontract any Services included in the Member-Facing Plan to a Competitor.

         12.2 Right to Request Replacement. Novation and each of the Alliances shall have the right during the Term to request that Service Provider withdraw and replace (or cause to be withdrawn and replaced, as the case may be), as soon as reasonably possible, an employee of Service Provider, any of its Affiliates or subcontractors who is providing Services included in the Member-Facing Plan. Service Provider will approve any such request if Service Provider determines that the individual's performance is materially deficient, good faith doubts exist concerning the individual's ability to render future performance, or there have been material misrepresentations by or concerning the individual.

         12.3 Continuing Responsibility. Service Provider shall remain responsible for obligations performed by subcontractors to the same extent as if such obligations were performed by Service Provider. Service Provider shall be Novation's sole point of contact regarding the Services, including with respect to payment.

         12.4 Confidential Information. Service Provider shall not disclose Confidential Information of any of Novation, VHA, UHC, HPPI or any of their Members to a subcontractor unless and until such subcontractor has agreed in writing to protect the confidentiality of such Confidential Information in all material respects as required of Service Provider under this Agreement.

13.      INSURANCE

         13.1 Insurance. Service Provider, Novation and each Alliance will pay all costs and receive all benefits under policies arranged by it, and each waives rights of subrogation it may otherwise have regarding the other's insurance policies. Service Provider will maintain and keep in force during the Term general liability insurance, workers compensation insurance and property damage insurance with a minimum combined single limit of liability in the amount of not less than [*****] per occurrence and [*****] in the aggregate and will name Novation, VHA, UHC and HPPI, as their interests may appear, as additional insureds. The foregoing liability limits can be satisfied through a combination of primary and excess policies.

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EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

         13.2 Proof of Insurance. On the Effective Date and when otherwise requested by Novation, Service Provider will provide a certificate of insurance reflecting the coverage described in
                  Section 13.1 issued by an insurance company and signed by an authorized agent. Service Provider will not amend, in any material respect that affects the interests of Novation, VHA, UHC, HPPI or the Members or terminate said insurance except after thirty (30) days' prior written notice to Novation. In addition, Service Provider shall provide Novation with at least thirty (30) days prior written notice of any material cancellation or material modification of such insurance by the insurance company.

14.      INDEMNITY

         14.1 Service Provider Indemnity. Subject to Section 14.4, Service Provider shall indemnify, defend and hold harmless each of Novation, VHA, UHC and HPPI and each of their Affiliates, officers, directors, employees, consultants and agents from and against any and all damages, liabilities, claims, actions, suits, proceedings, costs, charges and expenses, including reasonable attorneys' fees (collectively, "LOSSES"), incurred or sustained by any of such persons arising from the claim of any Person who is not a Party arising as a result of or from
                  (i) the failure of Service Provider to perform any of its obligations under any agreement between Service Provider and a third party (including, without limitation, any agreements between Service Provider and a Supplier); (ii) any claims arising out of Service Provider's breach of this Agreement;
                  (iii) any claim arising out of the death of or bodily injury to any employee of any of Novation, VHA, UHC and HPPI and each of their Affiliates (or their respective subcontractors) to the extent caused by the gross negligence or willful misconduct of Service Provider or its Affiliates; (iv) the loss of or damage to the real or tangible personal property (whether owned or leased) of any of Novation, VHA, UHC and HPPI and any of their Affiliates, officers, directors, employees, consultants and agents to the extent caused by the gross negligence or willful misconduct of Service Provider or its Affiliates; (v) Service Provider's failure to pay and discharge any taxes (including interest and penalties) for which Service Provider is responsible pursuant to the terms of this Agreement; and (vi) any claim asserted against any of Novation, VHA, UHC and HPPI and any of their Affiliates by an employee of Service Provider to the extent such claim arises from decisions, acts, omissions or violations of statute by Service Provider with respect to such employee's employee/employer relationship with Service Provider.

         14.2 Novation Indemnity. Subject to Section 14.4, Novation shall indemnify, defend and hold harmless each of Service Provider and its Affiliates, officers, directors, employees, consultants and agents from and against any and all Losses awarded against or paid in settlement by Service Provider incurred or sustained by any of such persons arising from the claim of any Person who is not a Party arising as a result of or from (i) the failure of Novation to perform any of its obligations under any agreement between Novation and a third party; (ii) any claims arising out of Novation's breach of this Agreement; (iii) any claim arising out of the death of or bodily injury to any employee of Service Provider or its

                  Affiliates (or their respective subcontractors) to the extent caused by the gross negligence or willful misconduct of Novation or its Affiliates; (iv) the loss of or damage to the real or tangible personal property (whether owned or leased) of Service Provider and its Affiliates, officers, directors, employees, consultants and agents to the extent caused by the gross negligence or willful misconduct of Novation or its Affiliates; (v) Novation's failure to pay and discharge any taxes (including interest and penalties) for which Novation is responsible pursuant to the terms of this Agreement; and (vi) any claim asserted against Service Provider by an employee of Novation to the extent such claim arises from decisions, acts, omissions or violations of statute by Novation with respect to such employee's employee/employer relationship with Novation.

         14.3     Infringement Claims.

                  14.3.1 Indemnity. Each of Service Provider and Novation, VHA, UHC and HPPI, at their respective expense, shall indemnify, defend and hold harmless the other Party and its Affiliates, and their respective officers, directors, employees, consultants, agents, successors and assigns, from and against any and all Losses arising from the claim of any Person who is not a Party relating to any Services, software, hardware or the indemnitor's Materials ("ITEM(S)") provided or delivered by the indemnitor to the indemnitee under this Agreement that, when used in conformity with all applicable written instructions and documentation,
                           (i) infringes any United States patent or United States copyright, or infringes or otherwise violates any trademark rights under the laws of the United States or any state thereof, or (iii) constitutes misappropriation of any trade secret that is enforceable in the United States (each such third-party claim, action, suit or proceeding, an "INFRINGEMENT CLAIM").

                  14.3.2 Indemnity Exclusions. Notwithstanding anything to the contrary herein, the indemnitor shall have no obligation to defend or indemnify the indemnitee for any Infringement Claim to the extent arising out of or relating to (i) modifications to any Item made by or on behalf of the indemnitee where but for such modifications there would have been no Infringement Claim, (ii) any Intellectual Property that is embodied or otherwise included in [*****] as of the Effective Date, (iii) any use of any Service Provider Intellectual Property not in accordance with this Agreement, (iv) any use of the GHX Exchange in combination with other products, equipment, software, or data not supplied by Service Provider if the GHX Exchange can still be used and infringement can be avoided by not using such other product, equipment, software or data, or (v) any use of any release of the GHX Exchange Software or Client Software other than the most current release made available to the Parties and their Members. With respect to Third

--------------------
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EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

                           Party Technology, only the indemnity, if any, given by the developer or manufacturer thereof will apply, and Service Provider shall not be obligated to provide any indemnity hereunder for any third party claim to the extent based on such Third Party Technology.

                  14.3.3 Injunction or Prohibition. If the indemnitee's use of any Item is enjoined or otherwise prohibited, or if the indemnitor reasonably believes that there exists a threat of the same, the indemnitor shall have the right, in its sole discretion and at its expense, in addition to its indemnification obligations above, to
                           (i) obtain for the indemnitee the right to continue to use the affected Item, or (ii) replace or modify the affected Item so that it becomes non-infringing and remains functionally equivalent.

         14.4 Indemnity Procedures. Promptly after receipt by an indemnified party of a notice of any third party claim or the commencement of any action, such indemnified party must (a) notify the indemnifying party in writing of any such claim; (b) provide the indemnifying party with reasonable assistance to settle or defend such claim at the indemnifying party's own expense; and
                  (c) grant to the indemnifying party the right to control the defense and/or settlement of such claim, at the indemnifying party's own expense; provided, however, that (i) the failure to so notify, provide assistance or grant authority and control will only relieve the indemnifying party of its obligation to the indemnified party to the extent that the indemnifying party is prejudiced thereby; (ii) the indemnifying party will not, without the indemnified party's consent (such consent not to be unreasonably withheld or delayed), agree to any settlement which: (x) makes any admission on behalf of the indemnified party; or (y) consents to an injunction against the indemnified party (except an injunction relating solely to the indemnified party's continued use of any infringing Intellectual Property); and
                  (iii) the indemnified party will have the right, at its expense, to participate in any legal proceeding to contest and defend a claim and to be represented by legal counsel of its choosing, but will have no right to settle a claim without the indemnifying party's written consent, such consent not to be unreasonably withheld or delayed, and (iv) in the event the indemnifying party elects not to assume the control granted pursuant to clause (c) above, the indemnified party will have the right, notwithstanding anything in the preceding clause
                  (iii) to the contrary, to control the defense and/or settlement of such claim, at the indemnifying party's expense. The indemnifying party shall not be required to indemnify the indemnified party for the cost of the arbitrators' fees, the allocation of which is set forth in Section 17.

         14.5 Exclusive Remedy. NOTWITHSTANDING ANYTHING ELSE CONTAINED IN THIS AGREEMENT TO THE CONTRARY, SECTIONS 14.1, 14.2 AND 14.3 SET FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE INDEMNITEES, AND THE ENTIRE OBLIGATION AND LIABILITY OF THE INDEMNITORS, FOR ANY CLAIMS BY ANY PERSON WHO IS NOT A PARTY TO THIS AGREEMENT.

15.      LIMITATION OF LIABILITY

         EXCEPT FOR EACH PARTY'S OBLIGATIONS UNDER SECTIONS 10 (CONFIDENTIALITY) AND 14 (INDEMNIFICATION) OF THIS AGREEMENT AND EXCEPT FOR PAYMENT OF FEES, NO PARTY'S AGGREGATE LIABILITY FOR ALL CLAIMS OF ANY KIND (INCLUDING DEATH OR BODILY INJURY), WHETHER BASED ON CONTRACT, INDEMNITY, WARRANTY, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE, FOR ALL LOSSES OR DAMAGES ARISING OUT OF, CONNECTED WITH, OR RESULTING FROM THIS AGREEMENT OR FROM THE PERFORMANCE OR BREACH OF THIS AGREEMENT, OR FROM ANY SERVICES COVERED BY OR FURNISHED UNDER THIS AGREEMENT, WILL IN ANY CASE EXCEED THE EQUIVALENT OF THE SUM OF THE AMOUNTS PAID TO SERVICE PROVIDER BY NOVATION PURSUANT HERETO DURING THE [*****] ENDING IMMEDIATELY PRIOR TO THE CLAIM. EXCEPT FOR EACH PARTY'S INDEMNIFICATION OBLIGATIONS UNDER SECTION 14 OF THIS AGREEMENT OR AMOUNTS PAYABLE PURSUANT TO EXHIBIT C, NO PARTY WILL BE LIABLE FOR ANY LOSS OF BUSINESS, USE OR DATA, INTERRUPTION OF BUSINESS, LOST PROFITS OR GOODWILL, OR OTHER INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES OF ANY KIND, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OR OF ANY LIMITED REMEDY. NO PARTY WILL APPLY FOR, SEEK OR OTHERWISE REQUEST FROM ANY COURT, RELIEF OR REMEDY IN THE FORM OF EXEMPLARY OR PUNITIVE DAMAGES.

16.      AUDIT RIGHTS

         16.1 General. Subject to the following provisions of this Section 16, upon reasonable prior written notice from Novation, Service Provider shall provide to such third-party auditors as Novation may designate in writing, access during normal business hours to Service Provider's applicable facilities and to appropriate Service Provider management personnel and subcontractors, and to applicable data and records maintained by Service Provider with respect to the Services for the purpose of confirming Service Provider's compliance with this Agreement. To the extent applicable to the Services performed by Service Provider, the scope of such audits may include, without limitation, (i) Service Provider's practices and procedures, (ii) Service Provider's computer systems, (iii) the adequacy of general controls and security practices and procedures, (iv) the adequacy of disaster recovery and back-up procedures, (v) any matter necessary to enable Novation to meet applicable legal or regulatory requirements, (vi) Service Provider's compliance with Service Levels and (vii) billing data and records relating to the Services. Any such audit shall be conducted in a manner so as to minimize any

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  CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

                  disruption to Service Provider's business. Subject to Section 16.6, such audits shall be conducted at the expense of Novation.

         16.2 Frequency of Audits. Novation shall not have the right to conduct more than one audit in any 12-month period.

         16.3 Auditors. The auditor conducting such audit shall be subject to the approval of all the Parties, such approval not to be unreasonably withheld or delayed, and shall be bound by written confidentiality provisions at least as restrictive as those contained in this Agreement.

         16.4 Record Retention. In order to document the Services and the fees and expenses paid or payable by Novation under this Agreement, Service Provider shall retain its standard records and supporting documentation for the greater of (i) five (5) years or (ii) the period required by applicable law or (iii) the period under which a claim could be asserted under applicable law with respect to the transaction to which the records relate.

         16.5 Cooperation. Service Provider shall use commercially reasonable efforts to assist such auditors in connection with such audits.

         16.6 Overcharges and Undercharges. If, as a result of any such audit, the auditor determines that Service Provider has overcharged or undercharged Novation, Novation, VHA, UHC or HPPI shall notify Service Provider of the amount of such overcharge or undercharge and Service Provider or Novation, as applicable, shall promptly pay to the other the amount of the overcharge or undercharge, plus interest at a rate of 1% per month or the maximum rate permitted by law, whichever is less, calculated from the date of receipt by Service Provider of the overcharged or undercharged amount until the date of payment. If any such audit reveals an overcharge to Novation during any 12-month period exceeding seven percent (7%) of Novation's aggregate fees hereunder for such period, Service Provider shall reimburse Novation for the reasonable out-of-pocket costs and expenses incurred for such audit.

         16.7 Audit Reports. Service Provider and Novation shall meet to review each audit report promptly after the issuance thereof and to mutually agree upon the appropriate manner, if any, in which to respond to the changes suggested by the audit report.

17.      DISPUTE RESOLUTION

         Except as provided in Section 8.9, all disputes arising out of or in connection with the execution, interpretation, performance or nonperformance of this Agreement will be resolved in accordance with the procedures set forth in Article VIII of the GHX Formation Agreement, mutatis mutandis.

18.      GENERAL PROVISIONS

         18.1 No Waiver. The delay or omission by any Party to exercise or enforce any right or power of any provision of this Agreement shall not be construed as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision or right in that or any other instance. A waiver by any Party of any of the covenants to be performed by any other or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant herein contained.

         18.2 Entire Agreement. This Agreement and the Exhibits attached hereto, and the GHX Formation Agreement, the GHX LLC Agreement, and the Merger Agreement to the extent specifically referred to in this Agreement, together constitute the complete and exclusive agreement between the Parties, and supersede any and all prior agreements of the Parties with respect to the subject matter hereof. This Agreement and the Exhibits attached hereto may be amended or modified, or any rights under it waived, only by a written document executed by all of the Parties.

         18.3 Publicity. Except as required by law or provided in this Agreement, no Party will make any public statement, press release or other announcement relating to the terms of or existence of this Agreement without the prior written approval of all other Parties. In addition, the Service Provider shall not make any public statement, press release or other announcement (i) relating to the Services that uses the name of a Member without such Member's prior written approval and, except in the case of Participating Members subject to Member-Based Pricing, the approval of the Alliance to which such Member belongs; or (ii) regarding the Deliverables without the approval of Novation, UHC, VHA or HPPI, as the case may be. The Parties will cooperate prior to the filing of any public document which may require the filing of this Agreement as an exhibit or the filing of a description thereof in order to preserve the confidentiality and proprietary information contained herein.

         18.4 Assignment; Successors and Assigns. This Agreement will be binding on the Parties and their respective successors and permitted assigns. No Party may, or will have the power to, assign this Agreement without the prior written consent of all other Parties. Notwithstanding the foregoing, no assignment made in respect of or as a result of any dissolution of Novation will be deemed an assignment for which prior consent is required, and such assignment will be valid (it being understood that this provision does not supersede the Parties' rights and obligations under Section 8.3.2). Notwithstanding the foregoing, nothing shall restrict Service Provider from performing any of its obligations hereunder and/or in connection with services provided to Participating Members through any of its wholly-owned subsidiaries, or through subcontractors in accordance with Section 12 above, provided that Service Provider remains liable for all performance hereunder.

         18.5 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Illinois, without regard to or application of conflicts of law rules or principles.

         18.6 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed given if sent by prepaid registered or certified United States mail, return receipt requested, or overnight mail with a nationally recognized overnight mail courier, or by personal delivery, addressed to another Party at the address shown below or at such other address for which such Party gives notice hereunder. Notices will be deemed given five business days after deposit in the United States Mail, two business days after deposit with an overnight mail courier, or if by personal delivery, when received, as applicable:

IF TO NOVATION:

Novation, LLC
125 East John Carpenter Freeway
Irving, Texas  75062
Attn:  General Counsel


IF TO VHA:                              WITH A COPY TO:

VHA, Inc.                               Skadden, Arps, Slate, Meagher & Flom LLP
220 East Las Colinas Boulevard          Four Times Square
Irving, Texas  75039-5500               New York, New York  10036-6522
Attn:  Chief Financial Officer          Attn:  Nancy A. Lieberman, Esq.

IF TO UHC:                              WITH A COPY TO:

University HealthSystem Consortium      McDermott Will & Emery LLP
2001 Spring Road, Suite 700             227 West Monroe Street
Oak Brook, Illinois  60523              Chicago, Illinois 60606
Attn:  General Counsel                  Attn:  Dean A. Kant, Esq.

IF TO SERVICE PROVIDER:                 WITH A COPY TO:

Global Healthcare Exchange, LLC         Sidley Austin Brown & Wood LLP
11000 Westmoor Circle, Suite 400        One South Dearborn Street
Westminster, CO 80021                   Chicago, Illinois 60603
Attn:  Chief Executive Officer          Attn:  Jeffrey S. Rothstein, Esq.

         18.7 No Agency. Except as otherwise expressly provided herein, the Parties are independent contractors and will have no power or authority to assume or create any obligation or responsibility on behalf of each other. This Agreement will not be construed to create or imply any partnership, agency (except as expressly provided herein) or joint venture.

         18.8     Force Majeure.

                  18.8.1 Performance Excused. Subject to 18.8.2, no Party shall be liable for any default or delay in the performance of its obligations under this Agreement if and to the extent such default or delay is caused, directly or indirectly, by: flood, earthquake, elements of nature or acts of God, riots, civil disorders, terrorism, rebellions or revolutions in any country, or any other cause beyond the reasonable control of such Party, provided that (i) the non-performing Party has taken reasonable measures to prevent such default or delay and (ii) such default or delay cannot reasonably be circumvented by the non-performing Party through the use of alternate sources, workaround plans or other means (including with respect to Service Provider, by Service Provider executing its disaster recovery plans).

                  18.8.2 Period of Excused Performance. In such event, the non-performing Party shall be excused from further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use commercially reasonable efforts to recommence performance or observance whenever and to whatever extent possible without delay. With respect to Service Provider's performance, such efforts shall be no less than the efforts used for any other customer of Service Provider. Any Party so delayed in its performance shall immediately notify the Party to whom performance is due by telephone (to be confirmed in writing within two days after the inception of such delay) and describe at a reasonable level of detail the circumstances causing such delay.

                  18.8.3   Critical Functions. Notwithstanding anything in this
                           Section 18.8 to the contrary, upon the occurrence of an event described in Section 18.8.1 that substantially prevents, hinders or delays performance of services necessary for the performance of "critical functions" of such Party for more than seven (7) consecutive days, such Party to whom such affected or delayed performance is due will have the right to immediately terminate this Agreement. For the purposes of this Section 18.8.3, "critical functions" means with respect to a Party, those business functions that are essential and critical to its business operations or the business operations of its Members.

         18.9 Severability. If for any reason a court of competent jurisdiction finds any provision or portion of this Agreement to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the remainder of this Agreement will continue in full force and effect.

         18.10 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which, together, will constitute one and the same instrument.

         18.11 Headings. Section headings are included for only convenient reference and do not describe the sections to which they relate.

         18.12 Section 365(n) Matters. Service Provider acknowledges that if Service Provider as a debtor-in-possession or a trustee in bankruptcy in a case under the U.S. Bankruptcy Code rejects this Agreement or any agreement supplementary hereto or thereto, Novation may elect to retain its rights under this Agreement or any agreement supplementary hereto, as and to the extent provided in Section 365(n) of the U.S. Bankruptcy Code. Upon the written request of Novation to Service Provider or the bankruptcy trustee, Service Provider or such bankruptcy trustee, as provided in Section 365(n) of the U.S. Bankruptcy Code, (i) shall provide to Novation the Intellectual Property for the Services as described in this Agreement, including all third-party software and all Service Provider-owned software, and (ii) shall not interfere with the rights of Novation as provided in this Agreement or any agreement supplementary hereto, including or any escrow agreement that may be entered, to obtain such Intellectual Property from the bankruptcy trustee.

         18.13 Additional Members. In the event of a merger, consolidation, sale of assets or other acquisition transaction between Novation, VHA or UHC and any other GPO, the Parties shall amend this Agreement to adjust Service Fees or implement Member-Based Pricing for such new Members, at the election of the affected Alliance, consistent with Section 2.2.3.

         18.14 Termination of Neoforma Outsourcing Agreement. Immediately after the Effective Time, the Parties shall execute (or cause their respective Affiliates, as applicable, to execute), and deliver to each of the other Parties, the letter agreement attached hereto as EXHIBIT P and made a part hereof.

19.      [*****] OF [*****]

         19.1     [*****] and [*****] [*****]. [*****] and [*****] agree,
                  [*****] [*****] [*****] [*****], that they will [*****]
                  [*****] for the [*****] and [*****] of [*****] under this
                  Agreement, as follows:

                  (i)      to the [*****] that any such [*****] or [*****]
                           [*****] [*****] to any [*****] or [*****] by [*****]
                           or any [*****], [*****] shall [*****] [*****];

--------------------
  CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSION.

                  (ii)     to the [*****] that any such [*****] or [*****]
                           [*****] [*****] to any [*****] or [*****] by [*****]
                           or a [*****], [*****] shall [*****] [*****]; and

                  (iii)    to the [*****] that the [*****] set forth in (i) and
                           (ii) are not applicable, [*****] and [*****] shall [*****] [*****] in accordance with a [*****] between [*****] and [*****].

         19.2     [*****] and [*****] [*****]. Each of [*****] and [*****]
                  hereby [*****] the following with regard to [*****] [*****] [*****] under this Section 19:

                  (i)      any [*****] to [*****] [*****] to [*****] any other
                           [*****] in [*****]'s [*****] whatsoever, other than
                           [*****] [*****] [*****] [*****] [*****] or [*****]
                           with respect to a [*****] described in Section 19.1(i) and (ii);

                  (ii)     any [*****] [*****] from the [*****], [*****] or
                           [*****] of any [*****] of [*****], [*****] or [*****]
                           of [*****] or [*****] [*****] [*****], or [*****] one
                           another;

                  (iii)    any [*****] of [*****], [*****] or [*****] of the
                           [*****]'s [*****] hereunder based upon a [*****] of or [*****] [*****] under the [*****] or [*****]'s
                           [*****] for any [*****] of its [*****] under this
                           Agreement based on [*****] for the [*****] of [*****] generally;

                  (iv)     any [*****] to be [*****] by [*****] of the [*****]
                           or other [*****] of [*****] or of [*****] or [*****]
                           or any [*****] therein or any other circumstances bearing upon the [*****] of [*****] by [*****]; and

                  (v)      any [*****] of [*****] or [*****] based on [*****] of
                           this Agreement in accordance with its terms.

                  Each of [*****] and [*****] agrees that its [*****], as set forth in Section 19.1, constitutes a [*****] of [*****] when [*****] and not [*****] [*****].

19.3              [*****] of [*****]. Neither [*****]'s nor [*****]'s [*****]
                  and [*****] under this Agreement shall [*****] [*****] to any [*****],[*****],[*****],[*****] or [*****] for any reason, including, without limitation, [*****], and shall not be [*****] to any [*****] or [*****] whatsoever by reason of the [*****],[*****] or [*****] of any of its [*****] and [*****]
                  under this Agreement; excluding, however, any [*****] based upon [*****]'s [*****] to [*****] any of its [*****] under this Agreement.



                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

GLOBAL HEALTHCARE EXCHANGE, LLC            NOVATION, LLC


By:________________________________
                                           By:_________________________________
Name:
                                           Name:
Title:
                                           Title:
Date:
                                           Date:
VHA INC.                                   UNIVERSITY HEALTHSYSTEM CONSORTIUM


                                           By:________________________________

                                           Name:
By:______________________________
                                           Title:
Name:
                                           Date:
Title:

Date:


HEALTHCARE PURCHASING PARTNERS INTERNATIONAL, LLC


By:_______________________________

Name:

Title:

Date:

                               [SIGNATURE PAGE TO
                             OUTSOURCING AGREEMENT]